UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE
14A-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☑	Definitive Proxy Statement
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☐	Soliciting Material Under §240.14a-12
Diebold Nixdorf, Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement)
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Proxy Statement

Notice of Annual Meeting of Shareholders

2024

350 Orchard Avenue NE

P.O. Box 3077 • North Canton, Ohio 44720

March 12, 2024

Dear Stockholder:

The 2024 Annual Meeting of Stockholders of Diebold Nixdorf, Incorporated will be held on Thursday, April 25, 2024 at 8:00 a.m. EDT. We are pleased to utilize a virtual format for the 2024 Annual Meeting of Stockholders to provide a consistent experience to all stockholders regardless of location. You will be able to attend and vote at the 2024 Annual Meeting of Stockholders via live webcast by registering in advance at www.proxydocs.com/DBD.

As described in the accompanying Notice and Proxy Statement, at the 2024 Annual Meeting of Stockholders you will be asked to (1) elect eight directors, (2) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024, and (3) approve, on an advisory basis, named executive officer compensation.

We are pleased to continue to take advantage of Securities and Exchange Commission rules allowing us to furnish proxy materials to stockholders on the Internet. We believe that these rules provide you with proxy materials more quickly and reduce the environmental impact of the 2024 Annual Meeting of Stockholders. Accordingly, we are mailing to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review our 2024 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023, and to vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions for requesting these materials on the Notice of Internet Availability of Proxy Materials.

All holders of record of Diebold Nixdorf, Incorporated shares of common stock at the close of business on February 27, 2024 are entitled to vote at the 2024 Annual Meeting of Stockholders. You may vote online prior to the meeting at www.proxydocs.com/DBD. If you received a paper copy of the proxy card by mail, you may also vote by signing, dating and mailing the proxy card promptly in the return envelope or by calling a toll-free number indicated on the proxy card.

Details regarding how to attend the virtual meeting online are more fully described in the Proxy Statement. If you are unable to attend the meeting, you may listen to a replay that will be available on our investor relations website at investors.dieboldnixdorf.com. The replay may be accessed on our website soon after the meeting and shall remain available for up to three months.

We look forward to you joining us at the 2024 Annual Meeting of Stockholders.

Sincerely,

OCTAVIO MARQUEZ President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the

2024 Annual Meeting of Stockholders to be held on April 25, 2024.

This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2023,

are available free of charge at www.proxydocs.com/DBD (you will need to reference the control number found on your proxy card or Notice of Internet Availability of Proxy Materials to vote).

350 Orchard Avenue NE

P.O. Box 3077 • North Canton, Ohio 44720

NOTICE OF 2024 ANNUAL MEETING OF

STOCKHOLDERS

DATE: April 25, 2024 TIME: 8:00 a.m. EDT LOCATION: Virtual Stockholders Meeting www.proxydocs.com/DBD	ITEMS TO BE DISCUSSED:
	1.	To elect eight directors;
	2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
	3.	To approve, on an advisory basis, named executive officer compensation.

Your attention is directed to the attached Proxy Statement, which fully describes these items.

Any action on the items of business described above may be considered at the 2024 Annual Meeting of Stockholders at the time and on the date specified above or at any time and date to which the 2024 Annual Meeting of Stockholders may be properly adjourned or postponed.

Holders of record of Diebold Nixdorf, Incorporated shares of common stock at the close of business on February 27, 2024 will be entitled to vote at the 2024 Annual Meeting of Stockholders.

The enclosed proxy card is solicited, and the persons named therein have been designated, by Diebold Nixdorf’s Board of Directors.

By Order of the Board of Directors,
ELIZABETH RADIGAN Executive Vice President, Chief Legal Officer and Corporate Secretary

March 12, 2024

(approximate mailing date)

Please help us ensure a quorum at the 2024 Annual Meeting of Stockholders by voting online at www.proxypush.com/DBD or, if you received a paper copy of the proxy materials, by filling in, signing and dating the enclosed proxy and promptly mailing it in the return envelope.

DIEBOLD NIXDORF, INCORPORATED

350 Orchard Avenue NE

P.O. Box 3077 • North Canton, Ohio 44720

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

2024 PROXY STATEMENT |	i

ii	| 2024 PROXY STATEMENT

PROXY SUMMARY

This Proxy Statement is furnished to stockholders of Diebold Nixdorf, Incorporated (“Diebold Nixdorf,” the “Company,” “we,” “our,” and “us”) in connection with the solicitation by the Board of Directors of proxies to be used at our 2024 Annual Meeting of Stockholders, and any postponements or adjournments of the meeting.

These proxy materials are being sent to our stockholders on or about March 12, 2024.

This proxy summary is intended to provide an overview of the information you can find elsewhere in this Proxy Statement. As this is only a summary, we encourage you to read the Proxy Statement in its entirety for more information about these topics before voting.

2023 RESTRUCTURING AND EMERGENCE

2023 marked a significant turning point for the Company, as it undertook major actions to restructure its debt and emerge as a financially stronger company, well-positioned to drive solid performance with an optimized balance sheet, more liquidity, and less debt, while creating a foundation for the Company’s long-term success.

On June 1, 2023, the Company and certain of its subsidiaries filed voluntary petitions in the U.S. Bankruptcy Court for the Southern District of Texas seeking relief under chapter 11 of title 11 of the U.S. Code, and Diebold Nixdorf Dutch Holding B.V. (“Diebold Dutch”) filed a scheme of arrangement relating to certain of the Company’s other subsidiaries and commenced voluntary proceedings under the Dutch Act on Confirmation of Extrajudicial Plans in the District Court of Amsterdam (the filings and plans under the U.S. Code and the Dutch Act on Confirmation of Extrajudicial Plans, the “Restructuring”). On July 13, 2023, the U.S. Bankruptcy Court entered an order confirming the Company’s and its subsidiaries’ prepackaged plan of reorganization, and on August 2, 2023, the Dutch court entered an order confirming the plan of Diebold Dutch and its related entities, which order was recognized by the U.S. Bankruptcy Court on August 7, 2023. On August 11, 2023, the Company successfully emerged as a restructured Company (“Emergence”).

In connection with Emergence, all of the Company’s then-outstanding common shares and equity awards based on the Company’s common shares were cancelled, the Company reorganized as a Delaware corporation, and the newly reorganized Delaware corporation’s shares of common stock were registered with the Securities and Exchange Commission and listed for trading on the New York Stock Exchange under the ticker symbol “DBD” at the opening of trading on August 14, 2023.

The Restructuring and Emergence were significant and extraordinary actions that required significant and extraordinary efforts from our board, management, and employees, and impacted all areas of the Company’s governance and compensation. We encourage you to keep the Restructuring and Emergence in mind as you are evaluating the decisions that were made during 2023 and the information presented in this proxy statement.

MEETING INFORMATION

TIME AND DATE 8:00 a.m. EDT, April 25, 2024	PLACE Virtual Meeting Register to attend at www.proxydocs.com/DBD	RECORD DATE Close of Business on February 27, 2024

2024 PROXY STATEMENT |	1

PROXY SUMMARY

PROPOSALS FOR YOUR VOTE AND BOARD RECOMMENDATIONS

PROPOSAL	BOARD RECOMMENDATION	PAGE REFERENCES (FOR MORE DETAIL)

1. To elect eight directors	FOR EACH BOARD NOMINEE	8

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm	FOR	15

3. To approve, on an advisory basis, named executive officer compensation	FOR	17

Information on voting mechanics, approval requirements and related matters can be found in the “Voting Information” and “Other Matters” sections starting on pages 5 and 70, respectively.

OVERVIEW OF OUR BOARD NOMINEES

You are being asked to vote to elect each of the following nominees to our Board of Directors. The tables that follow provide summary information about our nominees. Detailed information about each director nominee’s background, skills and expertise can be found in Proposal 1: Election of Directors on pages 8-14.

				COMMITTEE MEMBERSHIP

NAME AND OCCUPATION / CAREER HIGHLIGHTS	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	NOM. GOV.	PEOPLE & COMP.	FIN.

Arthur F. Anton Retired Chairman and Chief Executive Officer, Swagelok Company	66	2019	Yes	Chair	•

Marjorie L. Bowen Former Managing Director, Houlihan Lokey	58	2023	Yes	•			Chair

Patrick J. Byrne Non-Executive Chair of the Board, Senior Vice President, Operational Transformation, GE	63	2023	Yes			•

Matthew J. Espe Former Chief Executive Officer, Armstrong World Industries	65	2023	Yes		•	Chair

Mark Gross Executive Chaiman, Southeastern Grocers	60	2023	Yes	•	Chair

Octavio Marquez President and Chief Executive Officer, Diebold Nixdorf, Incorporated	56	2022	No

David H. Naemura Chief Financial Officer, Neogen Corp.	54	2023	Yes	•		•	•

Emanuel R. Pearlman Founder, Chairman and Chief Executive Officer, Liberation Investment Group	63	2023	Yes			•	•

2	| 2024 PROXY STATEMENT

PROXY SUMMARY

See page 32 for more information on our considerations regarding nominees for director and additional detail regarding the key qualifications and skills of our 2024 nominees. Information about our directors’ compensation and share ownership is provided on pages 28-31.

2024 PROXY STATEMENT |	3

PROXY SUMMARY

PARTICIPATING IN THE 2024 ANNUAL MEETING OF STOCKHOLDERS

The 2024 Annual Meeting of Stockholders will be accessible through the Internet. We have adopted a virtual format to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past meetings while further enhancing the online experience available to all stockholders regardless of their location. The accompanying proxy materials include instructions on how to participate in the meeting and how you may vote your shares of common stock.

You are entitled to participate in the 2024 Annual Meeting of Stockholders if you were a stockholder as of the close of business on February 27, 2024, the record date, or hold a valid proxy for the meeting. To attend the 2024 Annual Meeting of Stockholders, you must register at www.proxydocs.com/DBD. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. This year’s stockholder question and answer session will include questions submitted in advance of the 2024 Annual Meeting of Stockholders. You may submit a question in advance of the meeting at www.proxydocs.com/DBD after logging in with your control number. We will post questions and answers if applicable to our business on our Investor Relations website after the meeting.

We encourage you to access the 2024 Annual Meeting of Stockholders before it begins. Online check-in will start shortly before the meeting on April 25, 2024. We will have technicians ready to assist you with any technical difficulties you may have when accessing the 2024 Annual Meeting of Stockholders. If you encounter any difficulties accessing the virtual platform, including any difficulties voting, you may call the technical support number that will be included in your instructional email.

We hope you can attend the 2024 Annual Meeting of Stockholders, but if not, your vote and your feedback is still important. In either case, we encourage you to carefully review this proxy statement and provide your vote in advance of the meeting by phone, online at www.proxydocs.com/DBD, or by returning your completed proxy card to us.

4	| 2024 PROXY STATEMENT

VOTING INFORMATION

Q:	What items will be voted on at the 2024 Annual Meeting of Stockholders and how does the Board recommend I vote?

A:	You are being asked to vote on the proposals outlined above in the proxy summary on page 2. The Board recommends a vote FOR each of the Board’s nominees for director and FOR each of Proposals 2 and 3.

Q:	What happens if other matters are properly presented at the 2024 Annual Meeting of Stockholders?

A:

If a permissible proposal, other than the proposals identified in this proxy statement, is presented at the 2024 Annual Meeting of Stockholders, your proxy gives authority to the individuals named in the proxy to vote your shares of common stock on any such proposal in accordance with their best judgment. This may occur, for example, if one of the director nominees included in this proxy statement is unable or unwilling to serve as a director of the Company, in which case the individuals named in the proxy may use your proxy to vote for a replacement nominee recommended by the Board (even if competing replacement nominations are properly made). As of the date of this proxy statement, we have not received notice of any other matters that may be properly presented at the 2024 Annual Meeting of Stockholders.

Q:	Who is entitled to vote at the 2024 Annual Meeting of Stockholders?

A:

Our record date for the 2024 Annual Meeting of Stockholders is February 27, 2024. Each stockholder of record of our shares of common stock as of the close of business on February 27, 2024 is entitled to one vote for each share of common stock held. As of the record date, there were 37,566,678 shares of common stock outstanding and entitled to vote at the 2024 Annual Meeting of Stockholders.

Q:	How do I vote?

A:	If you were a stockholder on the record date and you held shares in your own name, you have three ways to vote and submit your proxy before the 2024 Annual Meeting of Stockholders:

•	By mail—If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope;

•	By Internet—If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card; or

•	By telephone—If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares of common stock voted at the 2024 Annual Meeting of Stockholders.

If you want to vote in person virtually at the 2024 Annual Meeting of Stockholders, you must register in advance at www.proxydocs.com/DBD. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Q:	Can I change my vote after I have voted?

A:	You may change your vote at any time before your proxy is voted at the 2024 Annual Meeting of Stockholders by:

•	Revoking your proxy by sending written notice or submitting a later dated, signed proxy card before the 2024 Annual Meeting of Stockholders to our Corporate Secretary at the Company’s address above;

•	Submitting a later dated, signed proxy card before the start of the 2024 Annual Meeting of Stockholders;

•	If you have voted by the Internet or by telephone, you may vote again over the Internet or by telephone up until 8:00 a.m. EDT on April 25, 2024; or

•	Attending the 2024 Annual Meeting of Stockholders on the Internet, withdrawing your earlier proxy and voting at the 2024 Annual Meeting of Stockholders via the Internet.

2024 PROXY STATEMENT |	5

VOTING INFORMATION

Q:	Can I cumulate my votes for the election of directors?

A:	No, our Certificate of Incorporation (“Charter”) and Amended and Restated Bylaws (“Bylaws”) do not provide for cumulative voting in connection with the election of directors.

Q:	How many votes are required to adopt each proposal?

A:

With respect to Proposal 1, the number of votes cast “for” the director nominee’s election must exceed the number of votes cast “against” his or her election. For each of Proposals 2 and 3, the affirmative vote of the holders of a majority of the votes cast, whether in person or by proxy, is required for approval. The results of the voting at the meeting will be tabulated by the inspectors of election appointed for the 2024 Annual Meeting of Stockholders.

Q:	What is the Majority Voting Policy?

A:

Our Board has adopted a policy that each Director shall be elected by the vote of the majority of the votes cast (meaning the number of shares of common stock voted “for” a nominee must exceed the number of shares of common stock voted “against” such nominee) at any meeting for the election of Directors at which a quorum is present, provided that the Directors shall be elected by a plurality of the votes cast (instead of by votes for or against a nominee) at any meeting involving a contested election for one or more Directors (meaning more Directors have been nominated for election than Directorship positions available).

Q:	What is a “broker non-vote” and how will they be counted?

A:

If your shares of common stock are held in the name of a brokerage firm, your shares of common stock may be voted even if you do not provide the brokerage firm with voting instructions. Brokerage firms have authority under the New York Stock Exchange, or NYSE, rules to vote shares of common stock for which their customers do not provide voting instructions on certain “routine” matters. When a proposal is not a routine matter under NYSE rules and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares of common stock on that proposal. This is referred to as a “broker non-vote.”

Proposal 2 is considered a routine matter on which your brokerage firm will vote without your instructions. Accordingly, there should be no broker non-votes with respect to Proposal 2. Broker non-votes are not expected to be considered votes cast with respect to Proposals 1 and 3 and therefore are not expected to have any effect on their outcome.

Q:	How many shares of common stock must be present to constitute a quorum and conduct the 2024 Annual Meeting of Stockholders?

A:

A quorum is necessary to hold the 2024 Annual Meeting of Stockholders. A majority of the total voting power of all outstanding shares of capital stock of the Company generally entitled to vote at a meeting of stockholders constitutes a quorum for the purpose of adopting a proposal at the 2024 Annual Meeting of Stockholders. If you are present and vote at the 2024 Annual Meeting of Stockholders, or vote on the Internet, by telephone or by submitting a properly executed proxy card, you will be considered part of the quorum. Broker non-votes will not be part of the voting power present but will be counted to determine whether or not a quorum is present.

Q:	What happens if I abstain?

A:

For all proposals, a share of common stock voted “abstain” is considered as present and entitled to vote with respect to the proposal but is not considered a vote cast with respect to the proposal. Accordingly, abstentions will have no effect on Proposal 1, the election of directors, and will not be counted for determining the outcome of Proposals 2 and 3.

Q:	Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

A:

Under rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending you a Notice of Internet Availability of Proxy Materials. The instructions found in the Notice explain that all stockholders will have the ability to access the proxy materials on www.proxydocs.com/DBD or request to receive a printed copy of the proxy materials. You may also request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our 2024 Annual Meeting of Stockholders materials.

6	| 2024 PROXY STATEMENT

VOTING INFORMATION

Q:	What shares of common stock are included on my proxy card or Notice of Internet Availability of Proxy Materials?

A:

The number of shares printed on your proxy card(s) represents all of your shares under a particular holding or account. Receipt of more than one proxy card or Notice of Internet Availability of Proxy Materials means that certain of your shares may be registered differently and/or are held in more than one account. If you receive more than one proxy card, sign and return all of your proxy cards to ensure that all of your shares of common stock are voted. If you receive more than one Notice, you should be sure to enter the voting site with each the distinct control number on each Notice when voting over the Internet to ensure that all of your shares of common stock are voted.

2024 PROXY STATEMENT |	7

PROPOSAL 1: ELECTION OF DIRECTORS

OVERVIEW

The Board Nomination and Governance Committee evaluates the size of the Board from time to time commensurate with the evolving needs of the Company. Currently, our Board is comprised of eight directors. The Board Nomination and Governance Committee and the Board have determined that eight directors is an appropriate size for our Board at present and will continue to provide us with the right mix of director skills and experiences necessary to support the Company and management during this critical period.

In February 2023, the Board increased its size to fourteen members and appointed Ms. Bowen and Mr. Pearlman to fill the vacancies created by the increase. Effective at the 2023 Annual Meeting of Stockholders, the size of the Board was reduced to seven members, and Messrs. Besanko, Bish, Cox, and Greenfield, Dr. Dibelius and Mses. Costello and States did not stand for re-election. In connection with Emergence, on August 11, 2023, Messrs. Borden, Goldfarb and Stahl resigned as members of the Board. We would like to thank each of our former directors for their years of dedicated counsel and service to the Company.

In September 2023, the Board increased its size to eight directors and appointed Patrick J. Byrne, Matthew J. Espe, Mark Gross and David H. Naemura to fill the resulting vacancies. Mr. Byrne was appointed as the independent Chair of the Board. Each of the new directors of the Board were appointed in connection with the Restructuring Support Agreement, dated as of May 30, 2023 (the “Restructuring Support Agreement”), among the Company, certain of its subsidiaries and the Initial Consenting Creditors (as defined in the Restructuring Support Agreement), which provided that the Board of the reorganized Company would include at least six (6) independent directors selected by the Specified Required Consenting Creditors (as defined in the Restructuring Support Agreement) in good faith consultation with the Company’s Chief Executive Officer.

We are recommending that stockholders elect eight directors to our Board. Each of our nominees for director identified on the following pages is independent as defined by the corporate governance standards of the NYSE and the Company’s Categorical Independence Standards for Directors, except for Mr. Marquez, our President and CEO.

If elected, each nominee will hold office for a term of one year from the date of the 2024 Annual Meeting of Stockholders or until the election and qualification of a successor. In the absence of contrary instruction from a stockholder, the Proxy Committee will vote the proxies for the election of each of the eight nominees.

In the unlikely event that, for any reason, any nominee for director is not available for election when the election occurs, the Proxy Committee, at its option, may vote for substitute nominees recommended by the Board whether or not any other nominations are properly made at the 2024 Annual Meeting of Stockholders. Alternatively, the Board may reduce the number of nominees for director. The Board has no reason to believe that any of our nominees for director will be unable or unwilling to serve when the election occurs. Each of our nominees for election at the 2024 Annual Meeting of Stockholders has agreed to serve as a director, if elected.

8	| 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

OUR DIRECTOR NOMINEES

Arthur F. Anton
AGE: 66 DIRECTOR SINCE: 2019 COMMITTEES: • Audit Committee (Chair) • Board Nomination and Governance Committee

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Anton served as Chairman of the Board and Chief Executive Officer of the Swagelok Company, Solon, Ohio (a fluid systems technologies company), from 2017 until his retirement on December 31, 2019. Mr. Anton previously served as President and Chief Executive Officer from 2004-2017, President and Chief Operating Officer from 2001-2004, Executive Vice President from 2000-2001, and Chief Financial Officer from 1998-2000 of Swagelok. Prior to joining Swagelok in 1998, Mr. Anton was a Partner of Ernst & Young LLP (a professional services organization).

Mr. Anton is currently a director of The Sherwin-Williams Company (NYSE: SHW), Cleveland, Ohio (a paint coatings manufacturer), where he has served since 2006. Mr. Anton also is Lead Director of Olympic Steel (NASDAQ: ZEUS), Bedford Heights, Ohio (a steel processing and distribution company), where he has served since 2009. In March 2020, Mr. Anton was also appointed as a director of SunCoke Energy (NYSE: SXC), Lisle, Illinois (a raw material processing and handling company serving the steel, coal and power industries), where he has served as Non-Executive Chairman since December 2020. He was also appointed as a director of the Rock & Roll Hall of Fame, Cleveland, Ohio (a rock and roll music museum), in 2018 and is a former director of Forest City Realty Trust, Cleveland, Ohio (a diversified Real Estate Investment Trust), where he served from 2010-2018 and University Hospitals Health System, Cleveland, Ohio (a large academic medical center), where he has served from 2005-2023.

DIRECTOR QUALIFICATIONS:

Mr. Anton brings significant domestic and international manufacturing and distribution experience and financial expertise to our Board. In addition, as a former partner of Ernst & Young LLP and the former Chief Financial Officer of Swagelok, Mr. Anton has corporate governance expertise and extensive financial experience that provides him with a unique perspective on our business and operations and valuable insight as Chair of our Audit Committee and a member of our Board Nomination and Governance Committee. Additionally, Mr. Anton gained valuable experience and knowledge of the Company as former Lead Independent Director of Diebold Nixdorf.

2024 PROXY STATEMENT |	9

PROPOSAL 1: ELECTION OF DIRECTORS

Marjorie L. Bowen
AGE: 58 DIRECTOR SINCE: 2023 COMMITTEES: • Audit Committee • Finance Committee (Chair)

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Ms. Bowen is a former Managing Director of Houlihan Lokey (NYSE: HLI), having served in that capacity from 2000 through 2007 after having originally joined Houlihan Lokey in 1989. During her tenure at Houlihan Lokey, Ms. Bowen advised boards of public companies on transactional, strategic and other shareholder matters, headed the firm’s industry leading fairness opinion practice, and provided leadership as the most senior woman at the firm. Since 2007, Ms. Bowen has served on numerous public and private boards.

Ms. Bowen joined the board of CBL Properties (NYSE: CBL) (a property management company specializing in retail centers) in 2021, where she is currently the chair of the audit committee and a member of the nominations/governance committee.

Ms. Bowen has served on over a dozen boards of private and public companies following a nearly 20-year career in investment banking and has extensive board experience with companies undergoing transformation. In the course of her work as a director, Ms. Bowen has chaired audit and independent, special transaction, and restructuring committees and has been a member of nominating and governance, audit and compensation committees. Her prior board positions in recent years include Bed Bath and Beyond (NYSE: BBBY) (a retail company), Sequential Brands Group, Inc. (NASDAQ: SQBG) (a company that owns, promotes, markets, and licenses a portfolio of consumer brands), CWT (a travel management company), Centric Brands, Inc. (NASDAQ: CTRC) (an apparel and accessories company), V Global Holdings (dba Vertellus Inc., a chemical company), Genesco, Inc. (NYSE: GCO) (a retailer and wholesaler of footwear, apparel and accessories), and Navient Corporation (NYSE: NAVI) (a student loan servicer).

DIRECTOR QUALIFICATIONS:

Ms. Bowen is an active public company director, and former investment banker. She has served on over a dozen boards of private and public companies following a nearly 20-year career in investment banking and has extensive board experiences with companies undergoing transformations. Ms. Bowen brings extensive experience as a public company director as well as expertise in corporate, securities, business/operation/division and asset valuation methodologies and resulting consideration of various stakeholder value issues and alternatives in both healthy and restructuring situations.

10	| 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Patrick J. Byrne
AGE: 63 DIRECTOR SINCE: 2023 COMMITTEES: • People and Compensation Committee

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Byrne has served as Senior Vice President of Operational Transformation at General Electric Company (NYSE: GE) (a multinational conglomerate) since August 2022. In this role, he is responsible for driving GE’s priorities around safety, quality, delivery and cost. From 2019 to 2022, Mr. Byrne served as Chief Executive Officer of GE Digital (a subsidiary of GE) where he led the company’s software businesses focused on digital transformation. Prior to GE, from 2016 to 2019, Mr. Byrne served as Senior Vice President at Fortive Corporation (NYSE: FTV) (an industrial technology conglomerate), and from 2014 to 2019 served as President – Tektronix at Danaher Corporation (NYSE: DHR) (a globally diversified conglomerate) where he led multiple technology businesses. He has served as a member of the board of directors for multiple publicly traded companies, including currently serving as Chairman of Verra Mobility (Nasdaq: VRRM), since 2022, and previously serving as an independent director at Micron Technology (Nasdaq: MU) from 2011 to 2020.

DIRECTOR QUALIFICATIONS:

Mr. Byrne brings significant and unique technological and operational experience to our Board. Mr. Byrne’s focus on innovation and industrial technology through his various officer and director roles at public companies provides valuable insight for the Company. In his position as Chairman of Verra Mobility, Mr. Byrne provides independent oversight and serves as a liaison between management and the company’s board. Mr. Byrne’s extensive executive leadership experience makes him well-suited to serve as our Board Chair.

Matthew J. Espe
AGE: 65 DIRECTOR SINCE: 2023 COMMITTEES: • Board Nomination and Governance Committee • People and Compensation Committee (Chair)

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Espe serves as a board member and advisor to public companies, private equity firms and non-profit organizations. In January 2017, he was recruited by Sterling Partners (an investment management firm) to lead the transformation of Radial Inc. (an e-commerce company) and oversaw the successful sale of the company, serving as President and Chief Executive Officer until November 2017. He previously served as Chief Executive Officer of Armstrong World Industries (NYSE: AWI) (a designer and manufacturer of wall and ceiling building material) from 2010 to 2016, as Chairman and Chief Executive Officer of IKON Office Solutions (a provider of document management systems, copiers and services) from 2002 to 2008, and held various roles at GE, including as President and Chief Executive Officer of GE Lighting (a lightbulb and appliance company) from 1980 to 2002. He has served as an operating partner at Advent International (a private equity firm) from November 2017 to the present, and as an operating partner at SVP Global – United Kingdom (a private equity firm) from October 2018 to the present. In addition, he has served as an Independent Director at WESCO International (NYSE: WCC) since 2016, Anywhere Real Estate, Inc. (NYSE: HOUS) since 2016, and Korn Ferry (NYSE: KFY), since 2023.

DIRECTOR QUALIFICATIONS:

Mr. Espe brings valuable qualifications and leadership experience to our board. Mr. Espe has significant experience from serving as chief executive officer at several companies and has extensive corporate governance experience through his service on public company boards. Mr. Espe has expertise in the areas of finance, accounting, international business, risk oversight, technology, retail industries, and cybersecurity, among others. Mr. Espe is skilled in strategic vision and in implementing positive change in organizations.

2024 PROXY STATEMENT |	11

PROPOSAL 1: ELECTION OF DIRECTORS

Mark Gross
AGE: 60 DIRECTOR SINCE: 2023 COMMITTEES: • Audit Committee • Board Nomination and Governance Committee (Chair)

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Gross is an executive with more than 25 years of critical leadership experience, financial expertise and deep insight in leading business transformations. He currently serves as Executive Chairman of Southeastern Grocers, co-chairman of Northeast Grocery Inc., and as a board member and chairman of the audit committee of Acosta, Inc. (a full-service sales and marketing agency serving the consumer packaged goods industry). Mr. Gross served as the founder and President of Surry Investment Advisors, LLC (a food retail consulting firm) from 2006 to January 2016, and rejoined Surry in 2018, where he currently serves as its manager. In addition, Mr. Gross previously served as President and Chief Executive Officer of Supervalu, Inc. (a wholesaler and retailer of grocery products) from February 2016 to October 2018, and held several positions, including Co-President of C&S Wholesale Grocers, Inc. (a wholesale grocery supply company) from 1997 to 2006. From November 2020 to December 2022, Mr. Gross served as the chief executive officer of Kernel Group Holdings (Nasdaq: KRNL, KRNLU, KRNLW) (a blank check company).

DIRECTOR QUALIFICATIONS:

Mr. Gross has extensive business management expertise and experience serving as a leader and director for various public and private companies, with a significant understanding of the retail industry. Prior to his positions with public and private companies, Mr. Gross was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Gross graduated cum laude from University of Pennsylvania Law School and holds a BA from Dartmouth College, where he graduated with highest honors in his major.

Octavio Marquez
AGE: 56 DIRECTOR SINCE: 2022 • President and Chief Executive Officer

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Marquez is the President and Chief Executive Officer of Diebold Nixdorf, Incorporated and has served in this capacity since March 2022. Mr. Marquez was also elected Chair of the Board of Directors in February 2023 and served in that capacity until September 2023. He was previously the Company’s Executive Vice President, Global Banking since November 2020, where he was responsible for leading the Company’s Banking business teams around the world, working directly with customers to help automate, digitize and transform how people bank. Prior to stepping into the Banking role, he served as the Company’s Senior Vice President of the Americas region from 2016-2020 and headed the Latin American region. Mr. Marquez’s leadership successfully repositioned the business, most notably in Brazil and Mexico, to better align with the economic environment and drive growth. Before joining the Company in January 2014, Mr. Marquez served in various roles at other companies, including Dell EMC, Round Rock, Texas (an IT management and cloud computing company) from 2012-2014, Hewlett Packard Enterprise (NYSE: HPE), Spring, Texas (an information technology company) from 2001-2012, Dell EMC Mexico from 1997-2000, and NCR Corporation (NYSE: NCR), Atlanta, Georgia (a software and technology company) from 1995-1997.

DIRECTOR QUALIFICATIONS:

As President and Chief Executive Officer of our Company, Mr. Marquez’s day-to-day leadership provides him with intimate knowledge of our operations, which provide valuable insights and information about our business to the Board.

12	| 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

David H. Naemura
AGE: 54 DIRECTOR SINCE: 2023 COMMITTEES: • Audit Committee • People and Compensation Committee • Finance Committee

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Naemura has served as the Chief Financial Officer of Neogen Corporation (Nasdaq: NEOG) (an international food safety company) since 2022. Prior to that role, he served as Chief Financial Officer of Vontier Corporation (NYSE: VNT) (an industrial technology company) from 2020 to 2022, previously served as Chief Financial Officer of Gates Industrial Corporation (NYSE: GTES) (a global industrial manufacturing company) from 2015 to 2022, and was a group Chief Financial Officer at Danaher Corporation from 2012 to 2015. He began his career as an auditor at Deloitte & Touche, a professional services firm.

DIRECTOR QUALIFICATIONS:

Mr. Naemura has a deep understanding of financial matters from his experiences as a chief financial officer. He has a proven history of success in transforming businesses and navigating periods of change. Mr. Naemura’s strategic insight and financial expertise are immensely valuable to the Board.

2024 PROXY STATEMENT |	13

PROPOSAL 1: ELECTION OF DIRECTORS

Emanuel R. Pearlman
AGE: 63 DIRECTOR SINCE: 2023 COMMITTEES: • People & Compensation Committee • Finance Committee

PRINCIPAL OCCUPATION, PROFESSIONAL AND BOARD EXPERIENCE:

Mr. Pearlman currently serves as the Chairman and Chief Executive Officer of Liberation Investment Group, a New York based investment management and financial consulting firm, which he founded in January 2003.

In March 2023, Mr. Pearlman became a member of the Board of MidCap Financial Investment Corporation (NASDAQ:MFIC) where he serves on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. In addition, in March of 2023 he became a member of the Board of QualTek Services, Inc. (NASDAQ:QTEK) where he was a member of the Special Committee established to review and approve strategic and financial alternatives. In July 2023, Mr. Pearlman became Chairman of the Board after the QualTek Services, Inc. became private. He has been a member of the Board of Directors of Network-1 Technologies, Inc. (NYSE MKT: NTIP) since January 2012, where he serves as Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

From March 2022 to April 2022, Mr. Pearlman was a member of the Board of Directors and Chair of the Strategic Review Committee of Red Box Entertainment, Inc. (NASDAQ: RDBX). From October 2020 to September 2021, he was a member of the Board of Directors of Atlas Crest Investment Corp. (NYSE: ACIC). Mr. Pearlman served as Chairman of the Audit Committee and a member of the Compensation Committee and Nomination & Governance Committee until his ACIC Board service ended in September 2021. He served on the Board of Directors of Atlas Crest Investment Corp. II (NYSE: ACII) from February 2021 until June 2022. Mr. Pearlman served as Chairman of the Audit Committee and a member of the Compensation Committee and Nomination & Governance Committee for ACII until June 2022. Mr. Pearlman served as Executive Chairman of Empire Resorts, Inc. (NASDAQ: NYNY) from June 2016 until November 2019 and served on the Board of Directors from May 2010 to November 2019. Mr. Pearlman was a member of the Board of Directors of CEVA Logistics, AG (SIX: CEVA) from May 2018 until October 2019 and served on its Audit Committee from May 2018 through October 2019 and its Nomination and Governance Committee from May 2018 through May 2019.

DIRECTOR QUALIFICATIONS:

Mr. Pearlman has more than 30 years of leadership experience in investing, executive finance, operations, and advisory positions with publicly traded and private companies. He has worked in a wide range of industries including gaming, hospitality, leisure, retail, wholesaling, and distribution, bringing a distinctive industry-rooted perspective with a clear, realistic view of a company’s needs, prospects, and potential for successful value creation.

VOTE REQUIRED

Since this is an uncontested election (the number of nominees does not exceed the number of Director positions available), each nominee who receives the affirmative “for” vote from a majority of the votes cast by stockholders who are present or represented by proxy at the 2024 Annual Meeting of Stockholders and entitled to vote in the election of directors will be elected to serve as a director until the 2025 Annual Meeting of Stockholders.

BOARD RECOMMENDATION

The Board recommends that stockholders vote FOR each of its eight director nominees.

✓	FOR the election of each of our director nominees

14	| 2024 PROXY STATEMENT

PROPOSAL 2: RATIFICATION OF

APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

OVERVIEW

The Audit Committee has appointed KPMG LLP, our independent registered public accounting firm since 1965, to examine our accounts and other records for the year ending December 31, 2024. This appointment is being presented to you for ratification at the 2024 Annual Meeting of Stockholders. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider KPMG LLP’s selection as the Company’s independent registered public accounting firm. KPMG LLP has no financial interest, direct or indirect, in us or any of our subsidiaries.

A representative of KPMG LLP is expected to be present at the 2024 Annual Meeting of Stockholders to make a statement if he or she desires and to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

The following table shows the aggregate fees billed to us for the annual audit and the review of the interim financial statements and other services provided by KPMG LLP for fiscal years 2023 and 2022.

	2023	2022
Audit Fees[1]	$12,366,827	$8,367,907
Audit-Related Fees[2]	$124,944	$91,360
Tax Fees[3]	$65,059	$81,629
All Other Fees[4]	$38,933	$—
Total	$12,595,764	$8,540,896

[1]

Audit Fees consist of fees billed or to be billed for professional services rendered for the audit of our annual financial statements and the review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

[2]	Audit-Related Fees consist of fees billed for professional services rendered for assurance services in connection with other requirements outside of statutory and regulatory filings.

[3]

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning, both domestic and international. These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

[4]	All Other Fees consist of fees billed for those services not captured in the audit, audit-related and tax categories. There were no other fees in 2022.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent registered public accounting firm.

These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee when expedition of

2024 PROXY STATEMENT |	15

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

services is necessary, provided that the Chair must report any decisions to pre-approve to the full Audit Committee at its next scheduled meeting. All of the fees included under the categories “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above were pre-approved by the Audit Committee. None of these fees were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.

VOTE REQUIRED

The affirmative “for” vote by a majority of the votes cast by stockholders who are present or represented by proxy at the 2024 Annual Meeting of Stockholders is required to approve this Proposal 2. Brokers are expected to be able to vote on this Proposal 2 without receiving express instruction from a beneficial owner. “Abstain” votes will have no impact on this Proposal 2.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the approval of this Proposal 2.

✓	FOR Proposal 2

16	| 2024 PROXY STATEMENT

PROPOSAL 3: APPROVAL, ON AN ADVISORY

BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

OVERVIEW

As required by Section 14A of the Exchange Act and pursuant to Rule 14a-21(a) promulgated thereunder, we are providing our stockholders the opportunity to cast an advisory (non-binding) vote on the compensation paid to our named executive officers. While this is an advisory vote, and therefore not binding on us, the Board values the opinions of our stockholders. The People and Compensation Committee reviews the results of voting on this proposal and takes them into consideration when making future decisions regarding named executive officer compensation. Under current Board policy, the advisory vote for approval of named executive officer compensation occurs annually. After the 2024 Annual Meeting of Stockholders, the next such vote will occur at our 2025 Annual Meeting of Stockholders.

The “Compensation Discussion and Analysis” and “Executive Compensation Matters” sections of this Proxy Statement describe our executive compensation program in detail, as well as the decisions and rationale of our People and Compensation Committee in regard to that program. Our executive pay program is designed to enable us to attract, retain and motivate high quality executives who will provide us with dynamic leadership and are instrumental to our success. We emphasize performance-based variable pay by delivering a substantial portion of executive compensation opportunities through annual cash bonuses and long-term incentives and seek to provide total pay that is commensurate with our performance and competitive with our peer group. Accordingly, we are asking our stockholders to vote FOR the following resolution:

“RESOLVED, that the compensation of our named executive officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement, is hereby APPROVED.”

VOTE REQUIRED

The affirmative “for” vote by a majority of the votes cast by stockholders who are present or represented by proxy at the 2024 Annual Meeting of Stockholders is required to approve this Proposal 3. “Abstain” votes and “broker non-votes” will have no impact on this Proposal 3.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the approval of this Proposal 3.

✓	FOR Proposal 3

2024 PROXY STATEMENT |	17

CORPORATE GOVERNANCE

Our Board is committed to strong corporate governance principles and practices to ensure that the Board most effectively and efficiently serves in its oversight obligations. This section provides an overview of the current organization of the Board, its committees, responsibilities and other related topics and initiatives.

2023 GOVERNANCE OVERVIEW

During 2023, the Board addressed significant liquidity challenges early in the year, oversaw negotiations with the Company’s creditors, successfully navigated through Restructuring and Emergence resulting in a leaner and more resilient business and capital structure, and refreshed the Board and the Company’s leadership team to best guide the reorganized Company going forward. Notwithstanding the significant effort and attention required to accomplish these strategic outcomes, the Board was diligent in satisfying its governance obligations during 2023 and, during 2024, continues to evaluate and evolve Board and Company governance practices to best support the newly reorganized Board and Company.

BOARD LEADERSHIP STRUCTURE

Mr. Gary Greenfield served as the Board’s non-executive Chair of the Board until February 2023. In February 2023, Octavio Marquez, the Company’s President and Chief Executive Officer, was elected Chair by the Board and Mr. Arthur Anton was selected by the Board’s independent members to serve as Lead Independent Director. From August 2023 through September 2023, Ms. Marjorie L. Bowen served as the Board’s Lead Independent Director. In September 2023, following the Emergence, the Board determined that the roles of Chair and Chief Executive Officer should be separated, and elected Patrick J. Byrne as non-executive Chair of the Board.

The Board does not maintain a policy requiring the Chair to be a non-executive Board member, nor does it require the Chair and Chief Executive Officer roles to be separated. However, when the Chair is also an executive of the Company, the independent members of the Board have historically appointed a Lead Independent Director. The Lead Independent Director is selected among the Board’s independent directors and the role’s duties include, among others, presiding at all meetings of the Board at which the Chair is not present, presiding over executive sessions of the independent directors, and providing direction on agendas, schedules, and materials for Board meetings.

The Board will continue to periodically assess and adjust our leadership structure as needed in consideration of emerging corporate governance standards, market practices and our specific circumstances and needs.

BOARD AND DIRECTOR EVALUATION

In accordance with governance best practices and stock exchange requirements, the Board Nomination and Governance Committee authorizes our Board Chair to conduct an annual evaluation of the overall performance and effectiveness of the Board, and each Board committee annually conducts a live performance evaluation. The nature and format of the Board evaluation process is fluid and is structured in the fashion that is expected to provide the Board with the most useful and actionable information. Given the significant refresh of the Board following Emergence, the Board conducted its evaluation through a live discussion during which the Board discussed its performance since Emergence, as well as its opportunities to further enhance its performance in the coming year.

BOARD MEETINGS AND EXECUTIVE SESSIONS

The Board held 5 regular meetings and 24 special meetings during 2023. The significant number of special meetings during 2023 further emphasizes the efforts of our Board in connection with Restructuring and Emergence.

All of our directors attended 75% or more of the aggregate of all meetings of the Board and the Board committees on which they served in 2023 during the time they served on the Board or such Board committees, except for Messrs. Borden, Cox and Dibelius.

18	| 2024 PROXY STATEMENT

CORPORATE GOVERNANCE

In accordance with the NYSE’s corporate governance standards, our independent directors regularly meet in executive session without management present, generally following each regularly scheduled Board meeting. In addition, on occasion, our independent directors will meet in executive session prior to the start of or following a Board meeting. Since his appointment to the Board, Mr. Byrne, our non-executive Board Chair, has presided over these meetings in executive session. The executive sessions of each Board committee are overseen by the respective committee chair.

While we do not have a formal policy regarding directors’ attendance at the Annual Meeting of Stockholders, it is expected that all directors attend the Annual Meeting of Stockholders unless there are extenuating circumstances for non-attendance. Messrs. Marquez, Anton and Pearlman and Ms. Bowen, each of whom was a director as of the 2023 Annual Meeting of Stockholders, attended that meeting.

BOARD RISK OVERSIGHT

The Board and its committees collectively play an active role in overseeing management of our risks and in helping establish an appropriate risk tolerance for the Company. The Board oversees our risk strategy and effectiveness; however, management is responsible for identifying risks inherent in our business and implementing and supervising day-to-day risk management and mitigation. In addition to discussion of risk management with the full Board, the Board and the appropriate committees receive regular reports from our senior management on areas of material risk within the committee’s substantive focus, including operational, financial, strategic, compliance, cybersecurity, competitive, reputational, and legal and regulatory risks. The Board also meets with senior management as part of each Board meeting, and more frequently as needed, to discuss strategic planning, including the key risks inherent in our short- and long-term strategies. Senior management then provides the Board with periodic updates throughout the year with respect to these strategic initiatives and the impact and management of these key risks.

We also have robust internal dialogue among our operations, information security, technology, finance, compliance, treasury, tax, legal and internal audit departments, among others, whenever a potential risk arises. These discussions are escalated to our President and Chief Executive Officer, Chief Financial Officer, Corporate Controller, Chief Legal Officer, Chief People Officer, and/or Chief Information Security Officer, Vice President, Internal Audit and other Vice Presidents of our various divisions and regions, as appropriate, with open lines of communication among them, the Board’s committees, and the entire Board.

We believe that the Board’s approach and continued evaluation of its risk oversight enhances its ability to assess the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for the Company. We also believe that our Board leadership structure complements our risk management structure because it allows our independent directors to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

2024 PROXY STATEMENT |	19

CORPORATE GOVERNANCE

BOARD COMMITTEES AND COMPOSITION

The Board’s current standing committees are the Audit Committee, Board Nomination and Governance Committee, People and Compensation Committee and Finance Committee. Each committee’s members, its meetings during 2023, and its functions are described below. The Board reviews committee membership, charters and responsibilities every year and will do so again following the 2024 Annual Meeting of Stockholders.

AUDIT COMMITTEE*

Members:

Arthur F. Anton (Chair), Marjorie L. Bowen, Mark Gross and David H. Naemura

Independence:

All members of this committee qualify as independent.

Meetings:

This committee met in person or via video conference 12 times during 2023 and had informal communications with management, as well as with our independent auditors, at various other times during the year.

Contact:

auditchair@dieboldnixdorf.com

Committee Report: See page 67.

Primary Duties and Responsibilities:

•  Monitors the adequacy of our financial reporting process and systems of internal controls regarding finance, accounting and ethics and compliance.

•  Monitors the independence and performance of our independent auditors and performance and controls of our internal audit department.

•  Provides an avenue of communication among the independent auditors, management, the internal audit department and the Board.

Financial Experts:

The Board has determined that each of Messrs. Anton, Gross and Naemura and Ms. Bowen is an audit committee financial expert within the meaning of such term under Item 407(d)(5) of Regulation S-K.

*	This committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the Exchange Act).

BOARD NOMINATION AND GOVERNANCE COMMITTEE

Members:

Mark Gross (Chair), Arthur F. Anton and Matthew J. Espe

Independence:

All members of this committee qualify as independent.

Meetings:

This committee met in person or via video conference 6 times during 2023 and had informal communications with management at various other times during the year.

Contact:

bdgovchair@dieboldnixdorf.com

Primary Duties and Responsibilities:

•  Identifies potential director candidates consistent with criteria approved by the Board.

•  Makes recommendations to the Board to fill vacancies or consider the appropriate size of the Board.

•  Makes recommendations regarding corporate governance principles, the Board leadership structure and Board committee composition.

•  Leads Board and committee assessments.

•  Oversees director orientation and education, as described in “Director Orientation and Education” below.

•  Ensures Board oversight of our enterprise risk management process, securities policies and procedures, including cybersecurity, and of our environmental, social and governance program.

20	| 2024 PROXY STATEMENT

CORPORATE GOVERNANCE

PEOPLE AND COMPENSATION COMMITTEE

Members:

Matthew J. Espe (Chair), Patrick J. Byrne, David H. Naemura and Emanuel R. Pearlman

Independence:

All members of this committee qualify as independent.

Meetings:

This committee met in person or via video conference 9 times during 2023 and had informal communications with management, as well as the committee’s independent compensation consultant, at various other times during the year.

Contact:

compchair@dieboldnixdorf.com

Committee Report: See page 34.

Primary Duties and Responsibilities:

•  Monitors and evaluates the general compensation philosophy of the Company.

•  Administers our executive compensation program as well as our benefit plans for all employees with the goals of ensuring that (a) the benefits and compensation practices of the Company are competitive and sufficient to attract, motivate and retain quality professional staff and (b) the Company’s compensation programs adhere to a “pay for performance” philosophy.

•  Oversees our equity plans (including reviewing and approving equity grants to executive officers).

•  Annually reviews and approves all pay decisions relating to executive officers.

•  Determines and measures achievement of corporate and individual goals, as applicable, by our executive officers under our short- (annual) and long-term incentive plans, and makes recommendations to the Board for ratification of such achievements.

•  Oversees the development of executive succession plans and talent management policies and programs, as well as reviews measures of employee engagement and plans related to employee engagement and diversity initiatives.

•  Reviews proposed changes to any of our benefit plans, such as retirement plans, deferred compensation plans and 401(k) plans.

•  For additional discussion of the committee’s role, processes and procedures in connection with executive compensation, see “Compensation Discussion and Analysis—Role of the People and Compensation Committee” below.

FINANCE COMMITTEE

Members:

Marjorie L. Bowen (Chair), David H. Naemura and Emanuel R. Pearlman

Independence:

All members of this committee qualify as independent.

Meetings:

This committee met in person or via video conference 15 times during 2023 and had informal communications with management at various other times during the year.

Primary Duties and Responsibilities:

•  Makes recommendations to the Board with respect to material or other significant transactions.

•  Oversees the Company’s borrowing structures and credit facilities.

•  Establishes investment policies, including asset allocation, for our cash, short-term securities and retirement plan assets and oversees the management of those assets.

•  Reviews our financial exposure and liabilities, including the use of derivatives and other risk management techniques.

•  Makes recommendations to the Board related to customer financing activities and funding plans for our Company.

2024 PROXY STATEMENT |	21

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE

Copies of the following documents, among others, are available on our investor relations website (investors.dieboldnixdorf.com) in the Governance section under the Policies and Charters tab:

•	Current charters for our Audit, Board Nomination and Governance, People and Compensation and Finance Committees;

•	Our Categorical Independence Standards for Directors;

•	Our Corporate Governance Guidelines; and

•	Our Code of Business Ethics.

The Company’s website and the information contained therein or connected thereto are not intended to be incorporated by reference into this Proxy Statement.

For a discussion of our Insider Trading Policy, which prohibits hedging or pledging of our shares by our directors, officers and employees, see “Compensation Discussion and Analysis—Insider Trading Policy” below.

DIRECTOR INDEPENDENCE

The Board determined that each of our current directors, Patrick J. Byrne, Arthur F. Anton, Marjorie L. Bowen, Matthew J. Espe, Mark Gross, David H. Naemura and Emanuel R. Pearlman, has no material relationship with the Company and is independent under our director independence standards, the NYSE’s director independence standards, and the SEC’s independence requirements, as applicable and as currently in effect. Octavio Marquez does not satisfy these independence standards because he is employed by us as our President and CEO in addition to his role as director.

The Board previously determined that each of our former directors who formerly served during 2023 (Bruce H. Besanko, Reynolds C. Bish, William A. Borden, Ellen M. Costello, Dr. Alexander Dibelius, Gary G. Greenfield, Matthew Goldfarb, Kent M. Stahl and Lauren C. States) had no material relationship with the Company and was independent under our director independence standards, the NYSE’s director independence standards, and the SEC’s independence requirements, as applicable. In making these determinations, the Board considered the following business, professional or familial relationships of each of Messrs. Greenfield, Bish and Borden, Ms. Costello and Ms. States in 2023. In each instance, the payments, if any, related to each relationship were less than 1% of the counterparty company’s revenues in 2022, and the Board determined that each relationship was not material and did not impair the independence of the respective former director:

•	Mr. Greenfield served on the board of directors of Donnelley Financial Solutions, Inc., which provided SEC filing and printing services in 2023 and in prior years related to our proxy statements.

•

Ms. Costello served on the board of directors of Citigroup, Inc., which is our customer and part of our lending syndicate. Ms. Costello previously recused herself from all Board and committee discussions regarding Citigroup, Inc. and similarly recused herself from any discussions regarding the Company that would arise during Citigroup, Inc. meetings.

•

Ms. States served on the board of directors of Webster Financial Corporation, which is our customer. Ms. States previously recused herself from all Board and committee discussions regarding Webster Financial Corporation and similarly recused herself from any discussions regarding the Company that would arise during Webster Financial Corporation meetings.

•	Mr. Greenfield owned equity interests (less than 1%) in ACTV8, Inc., from which the Company has licensed software used in certain of our products.

•	Mr. Bish was the Chief Executive Officer of Kofax Limited. The Company purchased certain products from Kofax Deutschland AG, a subsidiary of Kofax Limited in 2023.

•	Mr. Greenfield’s daughter, Brittany Greenfield, was the founder and Chief Executive Officer of Wabbi Inc., from which we license certain software used in connection with our compliance programs.

•	Mr. Borden was the corporate vice president of worldwide financial services for Microsoft Corporation. We have purchased certain products and services from Microsoft Corporation.

22	| 2024 PROXY STATEMENT

CORPORATE GOVERNANCE

•

Formerly, Mr. Goldfarb was the special advisor to the chairman for LICT Corporation, an affiliate of GAMCO Investors, Inc. until January 2023. The entities of GAMCO Investors, Inc., et al., previously reported their beneficial ownership of our common shares as over 5%, however, filed a Schedule 13D amendment on December 8, 2022 reporting the entities of GAMCO Investors, Inc. ceased to be 5% owners of common shares. Mr. Goldfarb recused himself from all Board and committee discussions regarding GAMCO Investors, Inc. and its affiliates and similarly recused himself from any discussions regarding the Company that arose during LICT Corporation meetings.

RELATED PERSON TRANSACTION POLICY

Pursuant to our director independence standards, discussed above, and our Corporate Governance Guidelines, we do not engage in transactions with non-employee directors or their affiliates if a transaction would cause an independent director to no longer be deemed independent, would present the appearance of a conflict of interest or is otherwise prohibited by law, rule or regulation. This includes, directly or indirectly, any extension, maintenance or renewal of an extension of credit to any of our directors. This prohibition also includes significant business dealings with directors or their affiliates, charitable contributions that would require disclosure in our proxy statement under the rules of the NYSE, and consulting contracts with, or other indirect forms of compensation to, a director. Any waiver of this policy may be made only by the Board and must be promptly disclosed to our stockholders.

In 2023, we did not engage in any related person transaction(s) requiring disclosure under Item 404 of Regulation S-K.

COMMUNICATIONS WITH DIRECTORS

The Company’s Board of Directors provides a process for stockholders to send communications to the Board. Stockholders and interested parties may communicate with our Audit, Board Nomination and Governance, and People and Compensation Committee Chairs by sending an email to the address provided in the applicable committee description above or with our non-employee directors as a group by sending an email to boardlogistics@dieboldnixdorf.com.

Communications may also be directed in writing to such person or group at Diebold Nixdorf, Incorporated, Attention: Corporate Secretary, 350 Orchard Avenue NE, P.O. Box 3077, North Canton, Ohio 44720. The independent members of the Board have approved a process for handling communications we receive that are addressed to non-employee members of the Board. Under that process, the Corporate Secretary will review all such communications and determine whether communications require immediate attention. The Corporate Secretary will forward communications, or a summary of communications, to the appropriate director or directors.

CODE OF BUSINESS ETHICS

Our directors, executive officers and employees are required to comply with the policies and protocols concerning business ethics and conduct provided in our Code of Business Ethics. The Code of Business Ethics ties our core values to the ethical principles that guide our business decisions. The Code of Business Ethics also provides clear information on the resources available for directors, executive officers and employees to ask questions and report unethical behavior. All directors have received training specific to the Code of Business Ethics.

The Code of Business Ethics applies to us, including all of our domestic and international affiliates and subsidiaries. The Code of Business Ethics describes certain responsibilities that our directors, executive officers and employees have to the Company, to each other and to our global partners and communities. It covers many topics, including compliance with laws, including the Foreign Corrupt Practices Act and relevant global anti-corruption laws, conflicts of interest, protection of intellectual property and competitive and confidential information, as well as maintenance of a respectful and non-retaliatory workplace. The Code of Business Ethics also includes and links to our Conflicts of Interest Policy, which further details the requirements for our directors, officers and employees to avoid conflicts and disclose any potential conflicts, including conflicts that may result from related party transactions. In addition, our employees are required to report any conduct that they believe in good faith to be a violation of the Code of Business Ethics.

2024 PROXY STATEMENT |	23

CORPORATE GOVERNANCE

Our Audit Committee has procedures to receive, retain and evaluate complaints regarding accounting, internal financial controls or auditing matters, and to allow for the confidential and anonymous submission of concerns regarding questionable practices or potential violations of our policies, including the Code of Business Ethics.

PEOPLE AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our People and Compensation Committee during the year ended December 31, 2023 were Matthew J. Espe, Patrick J. Byrne, David H. Naemura and Emanuel R. Pearlman. No member of the People and Compensation Committee is currently, or during the year ended December 31, 2023 was formerly, an officer or employee of the Company or any of its subsidiaries or affiliates. During the year ended December 31, 2023, no member of the People and Compensation Committee had a relationship that is required to be disclosed under Securities and Exchange Commission rules regarding related-party transactions. During the year ended December 31, 2023, none of the Company’s executive officers served on a board of directors or compensation committee (or a committee serving a similar function) of any entity that had one or more of its executive officers serving on the Company’s Board of Directors or the People and Compensation Committee.

DIRECTOR ORIENTATION AND EDUCATION

In 2023, we onboarded six new directors at varying times throughout the year. While a formal Board Orientation was held during the October 2023 Board meeting, the onboarding process for each of our new directors included extensive one-on-one meetings between each new director and our executive leaders, travel to our facilities in Ohio to further engage with management and to visit our operations, and formal and informal Board meetings which, in addition to addressing substantive matters were intended to develop partnership and teamwork among the Board. As part of our onboarding efforts, we seek to educate new directors on the fiduciary and public company obligations of Board members, the history of our Company, our strategic plans, significant financial matters, core values, ethics and compliance programs (including our Code of Business Ethics), corporate governance practices and other key policies and practices.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

As a global company, we are committed to protecting the environment, caring for our people and the communities in which we live and work, and continually enhancing our governance to ensure best practices in all we do as an organization. We strive to advance solutions and practices that are sustainable, equitable and best in class as a corporate citizen. Our environmental, social and governance (“ESG”) initiatives are among our highest priorities as a company. Our ESG Report is available on our website at https://www.dieboldnixdorf.com/en-us/about-us/esg/. The Company’s website and the information contained therein or connected thereto are not intended to be incorporated by reference into this Proxy Statement.

24	| 2024 PROXY STATEMENT

BENEFICIAL OWNERSHIP

BENEFICIAL OWNERSHIP OF SHARES

The table below sets forth the beneficial ownership of each person who has publicly reported ownership of more than 5% of the Company’s shares of common stock. To our knowledge, except for the stockholders listed below, no person beneficially owned more than five percent of our outstanding shares of common stock as of February 27, 2024. The information provided below was derived from reports filed with the SEC by the beneficial owners on the dates indicated in the footnotes below.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS[1]
Common Stock	Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	12,515,856[2]	33.32%
Common Stock	Millstreet Capital Management LLC, et al. 545 Boylston Street, 8th Floor Boston, MA 02116	6,935,076[3]	18.46%
Common Stock	Hein Park Capital Management LP, et al. 888 Seventh Avenue, 41st Floor New York, NY 10019	3,470,687[4]	9.24%
Common Stock	Beach Point Capital Management LP, et al. 1620 26th Street, Suite 6000n Santa Monica, CA 90404	2,949,427[5]	7.85%

[1]

The percentages reported in this column for each of the holders of more than 5% of the Company’s shares of common stock are based on the Company’s 37,566,678 outstanding shares of common stock on February 27, 2024.

[2]

Based solely upon information contained in the Form 4 filed on February 23, 2024 by Capital World Investors (“CWI”). CWI is a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited. CWI’s divisions of each of the aforementioned investment management entities collectively provide investment management services under the name “Capital World Investors.” CWI reported that as of February 23, 2024, it is the investment adviser to certain investment advisory clients or discretionary accounts which hold 343,098 shares of common stock. CWI also has voting and investment control with respect to an additional 12,172,758 shares of common stock held by other CWI investment advisory clients but has no pecuniary interest in such shares of common stock.

[3]

Based solely upon information contained in the Schedule 13D filed jointly by Millstreet Capital Management LLC, et al. on August 21, 2023. Millstreet Capital Management LLC, in addition to Brian D. Connolly and Craig M. Kelleher, also named reporting persons on the Schedule 13D, reported that as of August 11, 2023 each had shared voting and shared dispositive power over 6,935,076 shares of common stock. Mr. Connolly and Mr. Kelleher are Managing Members of Millstreet Capital Management LLC. Shares reported for Messrs. Connolly and Kelleher represent the above referenced shares reported with respect to Millstreet Capital Management LLC. Messrs. Connolly and Kelleher disclaim beneficial ownership of the shares reported except to the extent of their pecuniary interest therein.

[4]

Based solely upon information contained in the Schedule 13D filed jointly by Hein Park Capital Management LP, et al. on August 21, 2023. Hein Park Capital LP (“Hein Park”), in addition to Hein Park Capital Management GP LLC (“Hein Park GP”) and Courtney W. Carson, also named reporting persons on the Schedule 13D, reported that as of August 11, 2023 each had shared voting and shared dispositive power over 3,470,687 shares of common stock. Hein Park serves as the investment manager of certain investment funds (collectively, the “Hein Park Funds”) that hold the shares reported, and in its capacity as investment manager of the Hein Park Funds, Hein Park has voting and dispositive power over the shares held by the Hein Park Funds. Hein Park GP serves as the general partner of, and in such capacity controls, Hein Park, and Hein Park GP is managed and controlled by Carson.

[5]

Based solely upon information contained in the Schedule 13D/A filed jointly by Beach Point Capital Management, et al. on February 22, 2024. Beach Point Capital Management and Beach Point GP LLC, also a named reporting person on the Schedule 13D/A, reported that, as of February 20, 2024, each had shared voting and shared dispositive power over 2,949,427 shares of common stock.

2024 PROXY STATEMENT |	25

BENEFICIAL OWNERSHIP

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows the beneficial ownership of the Company’s shares of common stock, including those shares that individuals have a right to acquire (for example, through exercise of options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by (1) each director and nominee, (2) each of our named executive officers, and (3) all directors and executive officers as a group as of February 27, 2024.

DIRECTORS AND NOMINEES	SHARES OF COMMON STOCK BENEFICIALLY OWNED[1]
Arthur F. Anton	10,000
Marjorie L. Bowen	2,290
Patrick J. Byrne	—
Matthew J. Espe	—
Mark Gross	—
David H. Naemura	—
Emanuel R. Pearlman	2,000
Named Executive Officers:
Octavio Marquez, Director, President and Chief Executive Officer	2,150
James Barna, Executive Vice President and Chief Financial Officer	—
Jonathan Myers, Executive Vice President, Global Banking	—
Elizabeth Radigan, Executive Vice President, Chief Legal Officer and Corporate Secretary	—
Ilhami Cantadurucu, Executive Vice President, Global Retail	—
Jeffrey Rutherford, Former Executive Vice President and Chief Financial Officer[2]	—
Hermann Wimmer, Former Executive Vice President, Global Retail[3]	—
Olaf Heyden, Former Executive Vice President, Chief Operating Officer[4]	—
All Current Directors and Current Executive Officers as a Group (13)	16,440

[1]

Beneficial ownership excludes unvested RSUs that will not vest within 60 days of February 27, 2024. The number of unvested RSUs held is 40,000 for each current non-employee director; and the following amounts for each NEO, as applicable: Mr. Marquez, 50,088; Mr. Barna, 8,139; Mr. Myers, 12,522; Ms. Radigan, 8,139; and Mr. Cantadurucu, 8,139.

As of February 27, 2024, none of our directors or executive officers held stock options exercisable within 60 days and all executive officers, individually and as a group, own less than 1% of total outstanding shares of common stock. Therefore, each of those columns have been omitted from this table.

[2]

Mr. Rutherford departed from the Company on February 28, 2023. Mr. Rutherford’s beneficial ownership is reported as of the date of the Emergence, in which all of the Company’s outstanding common shares were cancelled and extinguished, and the rights of any holder of the Company’s common shares at that time (including rights to common shares held by virtue of restricted share units, performance shares, or other common share-based awards) were cancelled, discharged, and of no further force and effect.

[3]	Mr. Wimmer departed from the Company on September 30, 2023. Mr. Wimmer’s beneficial ownership is reported as of September 30, 2023.

[4]	Mr. Heyden departed from the Company on October 31, 2023. Mr. Heyden’s beneficial ownership is reported as of October 31, 2023.

26	| 2024 PROXY STATEMENT

BENEFICIAL OWNERSHIP

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our shares of common stock, to file with the SEC reports of ownership of our securities on Form 3 and changes in reported ownership on Form 4 or Form 5, as applicable. Such directors, executive officers and greater than 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the reports furnished to us, or written representations from reporting persons that all other reportable transactions were reported, we believe that during the year ended December 31, 2023, our directors, executive officers and greater than 10% stockholders timely filed all reports they were required to file under Section 16(a), with the exception of four Forms 3 that were unintentionally filed late on behalf of our directors Mr. Pearlman and Ms. Bowen, and officers Mr. Cantadurucu and Ms. Radigan, in February 2023 to report their initial statements of beneficial ownership of shares of common stock, and one Form 4 that was unintentionally filed late on behalf of Mr. Marquez reporting a purchase of shares of common stock.

2024 PROXY STATEMENT |	27

COMPENSATION OF DIRECTORS

Director compensation is determined by the Board at the recommendation of the Board Nomination and Governance Committee. With respect to the Company’s non-employee directors, it is our goal to provide directors with fair and competitive compensation that also enhances their alignment with the interests of our stockholders. Each non-employee director may receive equity awards under our Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan (the “2023 Plan”). Historically, we have aimed to provide a balanced mix of cash and equity compensation to our directors that targets the directors’ total pay at the median of a peer group of companies in similar industries and of comparable size and revenue. This peer group is the same group used by our People and Compensation Committee for benchmarking executive compensation, which is discussed in more detail below in “Role of Peer Companies and Competitive Market Data” under “Compensation Discussion and Analysis.” A director may elect to defer receipt of all or a portion of his or her compensation pursuant to the Deferred Compensation Plan No. 2 for Directors, as amended.

EFFECT OF RESTRUCTURING AND EMERGENCE ON 2023 DIRECTOR COMPENSATION

In addition to the impacts of the Restructuring and Emergence on the Company’s stockholders and executives (as described in the Compensation Discussion & Analysis beginning on page 34 of the Proxy Statement), the compensation of our directors evolved during 2023 to reflect our rapidly changing circumstances and compensation and retention objectives. Notably, all Company common shares and all share grants and deferred shares which had been delivered or granted to our directors prior to Emergence, and which remained in the form of or were committed for settlement in the form of common shares at Emergence, were cancelled at Emergence.

2023 DIRECTOR COMPENSATION PROGRAM

Cash retainers for directors are fixed at an annual rate of compensation, but are paid to the directors in equal, quarterly installments. The fees for a director who joins or leaves the Board or assumes additional responsibilities during the year are pro-rated for his or her period of actual service.

Until April 2023, the quarterly cash retainer received by our non-employee directors was paid at the same annual rate ($75,000) as in 2022. Quarterly cash retainers for our non-executive Chairman of the Board (at an annual rate of $100,000) and our lead independent director (at an annual rate of $67,500) were also unchanged until April 2023. No equity grants were made to directors prior to Emergence for 2023.

The Board updated the director compensation program in April 2023 and again following Emergence in October 2023. From April 2023 through September 2023, the Company transitioned to a fully cash-based award system—in lieu of receiving annual equity awards, quarterly cash retainers were increased to annual rate of $225,000. Our lead independent director continued to receive an additional cash retainer at an annual rate of $67,500. Our non-employee directors also received annual committee cash fees for their participation as members or as chairs of one or more Board committees until October 1, 2023, as follows:

	MEMBER		CHAIR
Audit Committee	$12,500		$25,000
People and Compensation Committee	$10,000		$20,000
Board Nomination and Governance Committee	$7,500		$25,000
Finance Committee	$7,500	*	$15,000

*

Our directors who were serving on the Finance Committee during the first half of 2023 also received a one-time supplemental fee of $50,000 in the second quarter of 2023 in light of the extensive work required of that committee in connection with the Restructuring.

Starting October 1, 2023, we further updated our director compensation program to better fit the post-Emergence, reorganized Company. From that date forward, our non-employee directors will receive a cash retainer at an annual rate of $100,000. Our non-executive Chairman of the Board will continue to receive an additional cash retainer at an annual rate of $100,000. In addition, non-employee directors who serve as the chair for a Board committee will receive an additional annual cash retainer at an annual rate of $25,000 for each chair role. Because each committee’s workload and meeting schedule is expected to normalize following Emergence, directors will no longer receive an additional cash retainer for service on a committee (other than as Chair).

28	| 2024 PROXY STATEMENT

COMPENSATION OF DIRECTORS

Following Emergence, the Company awarded a one-time grant of 40,000 restricted stock units (“RSUs”) to each non-employee director. This grant approximated $1,160,000 in value at the time of grant. Each RSU award provides for dividend equivalent rights, which permits the director to receive, on the RSU settlement date, the aggregate cash value of all dividends that were paid to holders of Company common stock during the vesting period of the RSUs. Additionally, the Company awarded each non-employee director a one-time option grant covering 80,000 shares of common stock at an aggregate grant date fair value of $1,162,400 and awarded the non-executive Chairman of the Board a one-time option grant of 100,000 shares of common stock at an aggregate grant date fair value of $1,453,000. These RSUs and options vest in equal annual installments over a four-year period and are intended to provide the directors with a significant performance incentive and a direct connection to our stockholders by providing the directors with a significant four-year equity stake in the Company at once, rather than by providing annual equity grants over the next four years.

DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board has adopted ownership guidelines to align with the practices of our peer group (discussed further below under “Role of Peer Companies and Competitive Market Data” under “Compensation Discussion and Analysis”). Each non-employee director is expected to own shares of common stock of the Company valued at least five times his or her annual cash retainer, and the directors are not permitted to sell any vested shares prior to meeting this ownership level. We count the deferred shares held by the directors for purposes of these guidelines, which are intended to build share ownership among non-employee directors and ensure that their long-term economic interests are aligned with those of other stockholders.

2024 PROXY STATEMENT |	29

COMPENSATION OF DIRECTORS

2023 DIRECTOR COMPENSATION

The following table details the compensation of our non-employee directors for 2023:

NAME	FEES EARNED OR PAID IN CASH[1] ($)	STOCK AWARDS[2] ($)	STOCK OPTIONS[3] ($)	TOTAL ($)
Arthur F. Anton	301,563	1,160,000	1,162,400	2,623,963
Bruce H. Besanko	33,125	—	—	33,125
Reynolds C. Bish	30,625	—	—	30,625
William A. Borden	145,000	—	—	145,000
Marjorie L. Bowen	292,814	1,160,000	1,162,400	2,615,214
Patrick J. Byrne	50,000	1,160,000	1,453,000	2,663,000
Ellen M. Costello	5,077	—	—	5,077
Phillip R. Cox	31,250	—	—	31,250
Dr. Alexander Dibelius	31,605	—	—	31,605
Matthew J. Espe	25,000	1,160,000	1,162,400	1,185,000
Matthew Goldfarb	196,875	—	—	196,875
Gary G. Greenfield	51,875	—	—	51,875
Mark Gross	25,000	1,160,000	1,162,400	2,347,400
David H. Naemura	25,000	1,160,000	1,162,400	2,347,400
Emanuel R. Pearlman	288,230	1,160,000	1,162,400	2,610,630
Kent M. Stahl	145,000	—	—	145,000
Lauren C. States	28,750	—	—	28,750

[1]

This column reports the amount of cash compensation, including Board retainer amounts and committee fees, earned or paid in 2023. The table below reflects the Board retainer and committee fees received by each director in 2023.

30	| 2024 PROXY STATEMENT

COMPENSATION OF DIRECTORS

	BOARD RETAINER ($)	AUDIT COMMITTEE ($)	PEOPLE & COMP. ($)	NOMINATION & GOVERNANCE ($)	TECHNOLOGY ($)	FINANCE ($)
Arthur Anton	220,625	18,750	3,750	938	—	57,500
Bruce Besanko	25,000	6,250	—	—	1,875	—
Reynolds Bish	25,000	—	—	1,875	3,750	—
William Borden	131,250	6,250	5,000	625	1,875	—
Marjorie Bowen	228,438	4,688	1,250	938	—	57,500
Patrick Byrne	50,000	—	—	—	—	—
Ellen Costello	5,077	—	—	—	—	—
Phillip Cox	25,000	—	2,500	3,750	—	—
Alexander Dibelius	31,605	—	—	—	—	—
Matthew Espe	25,000	—	—	—	—	—
Matthew Goldfarb	129,375	—	2,500	7,500	—	57,500
Gary Greenfield	50,000	—	—	—	1,875	—
Mark Gross	25,000	—	—	—	—	—
David Naemura	25,000	—	—	—	—	—
Emanuel Pearlman	214,792	1,563	12,500	1,875	—	57,500
Kent Stahl	75,625	6,250	—	5,625	—	57,500
Lauren States	25,000		—	1,875	1,875

[2]

This column represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718 for RSUs granted to our non-employee directors in 2023, as further described above. Messrs. Anton, Byrne, Espe, Gross, Naemura and Pearlman, and Ms. Bowen each received 40,000 RSUs as of December 24, 2023, valued based on the closing price of per share of common stock on the New York Stock Exchange ($29.00) on December 22, 2023, the last trading date prior to the December 24, 2023 grant date (which fell on a Sunday).

[3]

Represents options generally exercisable in substantially equal installments on each of the first four anniversaries of December 24, 2023. The amounts reported in this column are based on the aggregate grant date fair value of stock options awarded, computed in accordance with FASB ASC Topic 718. We calculated the estimated fair value of each option award on the date of grant using a Black-Scholes option pricing model as described in Note 5 to the audited financial statements of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, based on the closing price of $29.00 per share of common stock on the New York Stock Exchange on December 22, 2023, the last trading date prior to the December 24, 2023 grant date, and a 4-year vesting term. Messrs. Anton, Espe, Gross, Naemura and Pearlman, and Ms. Bowen each received 80,000 options, and Mr. Byrne received 100,000 options, as of December 24, 2023.

2024 PROXY STATEMENT |	31

IDENTIFYING AND EVALUATING

DIRECTOR NOMINEES

We elected six new directors during 2023: Marjorie L. Bowen and Emanuel R. Pearlman, who have been serving as directors since February 2023, and Patrick J. Byrne, Matthew J. Espe, Mark Gross and David H. Naemura, who have been serving as directors since September 2023. Arthur F. Anton was elected to the Board at the 2019 Annual Meeting of Stockholders. We believe our current directors bring a diversity of thoughts, backgrounds, skills, experiences and expertise to the boardroom.

IDENTIFICATION AND EVALUATION OF DIRECTOR NOMINEES

The Board Nomination and Governance Committee considers many methods for identifying and evaluating potential director nominees, establishes plans for any anticipated vacancies, and regularly reviews the appropriate size and makeup of the Board. When vacancies arise or are anticipated, the Board Nomination and Governance Committee considers candidates identified in a variety of ways. Candidates may be introduced to the Board Nomination and Governance Committee through current Board members, professional search firms, stockholders or other persons. We also periodically engage with stockholders for their input and views regarding our Board’s succession planning.

The Board Nomination and Governance Committee also considers stockholder nominations for candidates for the Board. Following verification that a stockholder’s candidates have been properly submitted in accordance with our Bylaws and applicable law, these recommendations are considered by the Board Nomination and Governance Committee at regularly scheduled meetings.

In evaluating nominees for director, including the re-nomination of continuing directors, the Board Nomination and Governance Committee considers many factors in order to maintain and strengthen the talent and capabilities of the Board and its committees, consistent with our Corporate Governance Guidelines and other criteria established by the Board. While the Board Nomination and Governance Committee does not have a formal diversity policy, its objective is to create a well-balanced Board that combines broad business and industry experience with comprehensive diversity characteristics and professional viewpoints. Together, these considerations enable us to appropriately pursue our strategic objectives domestically and abroad.

Qualifications for Board service have not otherwise been reduced to a checklist of specific standards or minimum qualifications, skills or qualities. Rather, the Board Nomination and Governance Committee decides which nominees to recommend based on the facts and circumstances at the time. Applicable considerations for new nominees or for directors potentially standing for re-election include:

•

whether the candidate has demonstrated a high level of performance in his or her service as a director of a public company, including with respect to the performance of our directors standing for re-election;

•

whether the addition of the candidate to the Board would result in an appropriate balance between directors who have deep experience and understanding of the Company and its businesses and directors bringing new perspectives to the Company;

•	whether the expertise and contributions of existing Board members will assist the Company as it continues its turnaround efforts;

•	whether the Board Nomination and Governance Committee is currently looking to fill a new position created by an expansion of the number of directors, or an existing or anticipated vacancy;

•	whether the current composition of the Board is consistent with the criteria described in our Corporate Governance Guidelines;

•

whether the candidate possesses qualifications that are generally the basis for selection of candidates to the Board, including the candidate’s applicable experience and skill set in order to support the current and future needs of the Company;

•	whether the candidate would enhance the diversity of the Board across a variety of dimensions, including experience, background, qualifications, technical expertise and other characteristics; and

•	whether the candidate would be considered independent under the rules of the SEC, NYSE and our categorical director independence standards.

Of particular interest in recent searches were individuals with experience leading companies undergoing significant business reorganizations and emerging from a restructuring. Ms. Bowen and Mr. Pearlman were each identified by the Company as potential Board members in accordance with the requirements of the Transaction Support Agreement dated October 20, 2022, as amended, described in more detail in the Company’s Current Reports on Form 8-K dated October 20, 2022, November 29, 2022, and December 21, 2022 (as amended, the “TSA”). Certain Stockholders involved in the Restructuring proceedings engaged Spencer

32	| 2024 PROXY STATEMENT

IDENTIFYING AND EVALUATING DIRECTOR NOMINEES

Stuart to identify and evaluate Messrs. Byrne, Espe, Gross and Naemura as director candidates in accordance with the requirements of the Restructuring Support Agreement, dated as of May 30, 2023, described in more detail in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 30, 2023.

The full Board is responsible for the final approval of any director nominee. The Board Nomination and Governance Committee believes that each of our nominees for director satisfies the qualifications described above and brings valuable experience, skills and qualifications to the Board. Detailed information about the background, experience and qualifications for each of our director nominees is provided in Proposal 1: Election of Directors.

STOCKHOLDER NOMINEES

POLICY & PROCEDURE

The policy of the Board Nomination and Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described above under “Identification and Evaluation of Director Nominees.” In evaluating stockholder nominations, the Board Nomination and Governance Committee considers whether the nominee will contribute to the balance of knowledge, experience and capability of the Board and is able to satisfy the membership criteria set forth above.

The Board Nomination and Governance Committee will consider any stockholder nominations for director that are properly proposed and meet the requirements set out in our Bylaws, which include but are not limited to:

•

complete information as to the identity and qualifications of the proposed nominee, including: the name and address of the nominee; any arrangements between the nominee and other persons pursuant to which the nomination is to be made; present and prior business and/or professional affiliations, education and experience, particular fields of expertise; and class and stock ownership information, including a representation that the stockholder is a holder of record; or any other information that would be required to be included in a proxy statement;

•	an indication of the nominee’s consent to serve as a director of the Company if elected;

•	certain representations from the nominating stockholder; and

•	whether the stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares entitled to vote that are required to elect a nominee.

Stockholder nominations should be addressed to Diebold Nixdorf, Incorporated, Attention: Corporate Secretary, 350 Orchard Avenue NE, P.O. Box 3077, North Canton, Ohio 44720. For important additional information related to proposal requirements, including requirements concerning the timing of stockholder nominations, see “Stockholder Proposals” below.

PROXY ACCESS

Our Bylaws provides for proxy access, which allows a stockholder, or a group of up to 20 stockholders in the aggregate, who or which has owned 3% or more of our outstanding shares of common stock continuously for at least three years, to nominate director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. Nominees who are submitted by stockholders (or groups) meeting the proxy access requirements and who themselves meet the requirements specified in our Bylaws will be included in our proxy materials for consideration by our stockholders at the applicable stockholder meeting.

2024 PROXY STATEMENT |	33

EXECUTIVE COMPENSATION MATTERS

PEOPLE AND COMPENSATION COMMITTEE REPORT

The People and Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” beginning on page 34 of this Proxy Statement. Based on its review and discussions, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2023.

The foregoing report was submitted by the People and Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act.

The People and Compensation Committee:

Matthew J. Espe, Chair

Patrick J. Byrne

David H. Naemura

Emanuel R. Pearlman

COMPENSATION DISCUSSION AND ANALYSIS

Our People and Compensation Committee, or the “Committee,” has oversight responsibility for the development and administration of our executive compensation policies and programs. This Compensation Discussion and Analysis, or “CD&A,” provides an overview of the Committee’s compensation philosophy and practices and describes the material components of and decisions regarding our executive pay program for 2023. This CD&A focuses on the following individuals who have been identified as our named executive officers, or “NEOs,” for 2023:

NAMED EXECUTIVE OFFICER	TITLE

Octavio Marquez	President and Chief Executive Officer[1]

James Barna	Executive Vice President and Chief Financial Officer

Jonathan Myers	Executive Vice President, Global Banking

Elizabeth Radigan	Executive Vice President, Chief Legal Officer and Secretary

Ilhami Cantadurucu	Executive Vice President, Global Retail

Jeffrey L. Rutherford[2]	Former Executive Vice President and Chief Financial Officer

Hermann Wimmer[3]	Former Executive Vice President, Global Retail

Olaf Heyden[4]	Former Executive Vice President, Chief Operating Officer

[1]	Mr. Marquez also served as Chair of the Board from February 2023 to September 2023.

[2]	Mr. Rutherford served as Executive Vice President and Chief Financial Officer of the Company until February 28, 2023.

[3]	Mr. Wimmer served as Executive Vice President, Global Retail of the Company until September 30, 2023.

[4]	Mr. Heyden served as Executive Vice President, Chief Operating Officer of the Company until October 31, 2023.

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EXECUTIVE COMPENSATION MATTERS

To assist stockholders in finding important information, this CD&A is organized as follows:

2023 COMPENSATION OVERVIEW

In anticipation of and in connection with the Restructuring and Emergence, the Company took the following actions relating to compensation during 2023:

•

Committee Organization—In February 2023, Emanuel R. Pearlman was appointed as a member of the Committee, joining Ellen M. Costello (Chair), Phillip R. Cox, Dr. Alexander Dibelius, and Matthew Goldfarb (the “Pre-Emergence Committee”). Following

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EXECUTIVE COMPENSATION MATTERS

Ms. Costello’s, Mr. Cox’s, and Dr. Dibelius’ respective decisions not to stand for re-election at our 2023 Annual Meeting of Stockholders, and the resignation from the Board of Mr. Goldfarb in connection with Emergence, Mr. Pearlman served as our Committee Chair until October 2023 when the Committee was reconstituted with the following directors: Matthew J. Espe (Chair), Patrick J. Byrne, David H. Naemura and Emanuel R. Pearlman (the “Post-Emergence Committee”).

•

Cancellation of Company Common Stock and Pre-Emergence Equity Awards—Effective with the Emergence, all of the Company’s outstanding common shares were cancelled and extinguished, and the rights of any holder of the Company’s common shares at that time (including rights to common shares held by virtue of restricted share units, performance shares, or other common share-based awards) were cancelled, discharged, and of no further force and effect. As a result, and as reflected in the Company’s pay-versus-performance disclosures beginning on page 63 of this proxy statement, each NEO and many of the Company’s employees experienced a complete elimination of outstanding equity awards and equity-based compensation that had been earned, paid, and, at the date of Emergence, were held in the form of common shares.

•

Retention Awards—Recognizing that organizational stability and leadership continuity would be of paramount importance during 2023, and further recognizing that Company leaders would be required to take on expanded responsibilities during a highly challenging year, in January 2023 the Pre-Emergence Committee approved a one-time cash retention award, payable in two installments during 2023, for certain members of the Company’s leadership team, including certain of the NEOs.

•

Incentive Awards—In establishing short- and long-term incentive awards for 2023, the Pre-Emergence Committee sought to balance, among other factors: the expectation of the Company’s stockholders that its NEOs receive a significant portion of their compensation as at-risk and performance-based compensation; the Board’s commitment to a pay-for-performance compensation philosophy; the Company’s available pool for equity-based incentive compensation relative to its significantly reduced stock price; limiting the dilutive impact of equity-based awards to stockholders the ability to successfully motivate and retain the Company’s key executives with incentives that were less likely to be impacted if the Company entered into a restructuring during 2023; overall program affordability, and market practices for structuring performance-based awards for companies experiencing similar restructuring challenges. In consideration of these factors and in consultation with its independent compensation consultant, Semler Brossy, the Pre-Emergence Committee approved a short-and long-term incentive structure for 2023 that included many of the same performance-and time-based elements as incentive opportunities provided in prior years, but which would be payable, if earned, entirely in cash (rather than in Company common shares as in prior years). To that end, the 2023 incentive awards remained in effect following Emergence and provided retentive value through the time-based component of the awards and motivational value through the performance-based component of the awards. For 2024, the Post-Emergence Committee anticipates adopting a similar performance-based incentive award structure, with the reintroduction of equity-based awards for a portion of the grant.

•

Management Incentive Plan, 2023 Equity and Incentive Plan—Pursuant to the Restructuring, upon Emergence the Company adopted a management incentive plan (“MIP”), reserving 6% of the Company’s post-Emergence common stock for issuance to the Company officers, directors, and employees. In furtherance of the management incentive plan, on August 10, 2023, the Board approved the Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan pursuant to which common stock reserved for issuance under the MIP could be granted (the “2023 Equity Plan”). The 2023 Equity Plan permits equity grants to the Company’s non-employee directors, and permits the Post-Emergence Committee to grant equity-based awards to the company’s executives and employees in the form of restricted stock, restricted stock units, performance stock, performance units, stock options, stock appreciation rights, and other stock-based awards. For more information concerning the 2023 Equity Plan, please see the full text of the plan which was filed with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K on August 11, 2023.

•

Emergence Grants—Following Emergence, the Post-Emergence Committee recommended, and in January 2024 the Board approved, certain equity awards under the 2023 Equity and Incentive Plan (the “Emergence Grants”), as contemplated by the plan of Reorganization and the MIP. The Emergence Grants were designed to reward employees and officers, including our NEOs, for their significant contributions during the Restructuring and their efforts during this critical period for the Company, as well as to further align their interests with those of our stockholders. The Emergence Grants were primarily granted in the form of performance stock options that vest based on the achievement of rigorous stock price hurdles, with the lowest hurdle set at more than double the stock price on the date of grant. Because the Emergence Grants were authorized and granted in January 2024, these awards will be reflected in the Company’s summary compensation table presented in its proxy statement for the 2025 Annual Meeting of Stockholders.

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EXECUTIVE COMPENSATION MATTERS

2023 COMPENSATION ELEMENTS

ELEMENT AND PRIMARY PURPOSE	KEY CHARACTERISTICS

Base Salary To compensate the executive fairly and competitively for the responsibility level of the position.	Fixed compensation component. Base salaries were held flat for 2023, except that Mr. Barna’s compensation was set at $500,000 in connection with his appointment as the Company’s Chief Financial Officer, and Mr. Cantadurucu’s compensation was set at GBP 375,000 (or approximately $466,463 on an as-converted to USD basis) upon his appointment as the head of Global Retail.

Annual Incentive Plan To motivate and reward organizational achievement of financial objectives and to attract key talent.

Variable compensation component. The performance metrics for the 2023 annual incentive plan were:

• Non-GAAP OP (50%)

• Revenue Units (50%)

Maximum payout for achievement in any individual Revenue Unit objective is dependent on the achievement of at least target performance on all of the Revenue Unit objectives.

Long-Term Incentives

To promote alignment between executives’ and stockholders’ interests, to reinforce long-term value creation, to attract key talent to the Company, and to provide a balance of long-term incentive structures, comprised of the following elements:

Variable compensation component. Reviewed and granted each year, with incentives being earned in later years based on performance over multi-year performance periods and continued service.

Performance Cash Awards To motivate strong long-term sustained profitability as a compliment and in alignment with our Annual Incentive Plan metrics.	Performance-based grant rewarding executives for achieving financial objectives. The performance objectives for each year of the 2023-2025 performance cash awards will be determined at the beginning of each year of the three-year performance period. Performance objectives for the fiscal 2023 portion of the 2023-2025 performance cash award were identical to the metrics for the 2023 annual incentive plan.

Deferred Cash Awards To promote executive retention.	Time-based grant, vesting in three equal, annual installments on the anniversary date of the grant.

Health/Welfare Plan and Retirement Benefits To provide competitive benefits promoting employee health and productivity and support financial security.	Fixed compensation component.

Limited Perquisites and Other Benefits To provide limited business-related benefits, where appropriate.	Fixed compensation component.

Change in Control Protection

To provide management continuity in event of actual or threatened change in control and to bridge the executive to future employment if terminated following a change in control of the Company.

Fixed compensation component; only paid if the executive’s employment is terminated other than for “cause” or the executive resigns for “good reason”, in either case following a change in control of the Company.

Severance Protection To provide reasonable support to an executive who is terminated for reasons beyond his or her control.	Fixed compensation component; only paid if the executive’s employment is terminated for reasons other than for “cause” or the executive resigns for good reason outside of the context of a change in control of the Company.

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EXECUTIVE COMPENSATION MATTERS

BASE SALARIES

Base salary is intended to compensate the executive fairly and competitively for the responsibility and scope of the position. The Committee reviews the salaries of our NEOs annually against competitive market data. The Committee considers a combination of competitive market data, individual and Company performance, internal equity considerations, promotions, and the NEO’s specific responsibilities when determining whether a salary adjustment is warranted and the amount of the adjustment.

For 2023, the pre-Emergence Committee approved the following base salary increases for each of the NEOs:

NAME	2023 BASE SALARY		% INCREASE OVER 2022 SALARY

Octavio Marquez	$850,000		0%

James Barna	$500,000		[3]

Jonathan Myers	$550,000		0%

Elizabeth Radigan	$475,000		[3]

Ilhami Cantadurucu	£375,000	[1]	[3]

Jeffrey L. Rutherford	$615,000		0%

Hermann Wimmer	€499,047	[2]	0%

Olaf Heyden	€523,554	[2]	0%

[1]	Mr. Cantadurucu’s USD equivalent salary was $466,463 based an average exchange rate for 2023 of 1.2439:1.

[2]	Messrs. Heyden’s and Wimmer’s USD equivalent base salaries were $566,695 and $540,168, respectively, based an average exchange rate for 2023 of 1.0824:1.

[3]	The salaries for each of Ms. Radigan and Messrs. Barna and Cantadurucu were initially established upon their respective promotions to their current roles.

ANNUAL INCENTIVE PLAN

All NEOs are eligible to participate in our annual incentive plan, a performance-based cash incentive program.

Compensation Opportunities

Early in each fiscal year, the Committee approves target annual incentive opportunities (based on a specified percentage of base salary) for each NEO, as well as threshold and maximum opportunities. For 2023, the CEO would earn the threshold and maximum opportunity upon achieving 95% and 105% of the target objective, respectively and all other NEOs would earn threshold and maximum performance at 85% and 105% of the target objective, respectively. Depending upon the level of achievement against the performance objectives for the annual incentive plan, the cash incentives ultimately paid to an NEO may range from 0% to 120% of the target opportunity. Compensation opportunities under the annual incentive plan could not exceed 120% of the target opportunity in 2023. These awards are subject to our Clawback Policy, as discussed in “Other Compensation Policies” below.

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EXECUTIVE COMPENSATION MATTERS

For 2023, the Committee did not make any year-over-year changes to the target opportunities (as a percentage of base salary) for any NEO, including Mr. Marquez, other than adjustments for individuals assuming new or expanded roles within the organization. Accordingly, the Committee approved the following compensation opportunities for the NEOs under the 2023 annual incentive plan:

NAME	TARGET INCENTIVE (% OF SALARY)	PAYMENT OPPORTUNITIES AT:
		THRESHOLD	TARGET	MAXIMUM

Octavio Marquez	120%	$765,000	$1,020,000	$1,224,000

James Barna	100%	$125,000	$500,000	$600,000

Jonathan Myers	100%	$137,500	$550,000	$660,000

Elizabeth Radigan	100%	$118,750	$475,000	$570,000

Ilhami Cantadurucu	100%	£93,750	£375,000	£450,000

Jeffrey L. Rutherford	100%	$153,750	$615,000	$738,000

Hermann Wimmer[1]	N/A	N/A	N/A	N/A

Olaf Heyden	100%	€130,889	€523,554	€628,265

[1]	Mr. Wimmer was not a participant in the Company’s Annual Incentive Plan during 2023.

Plan Design and Outcomes

The 2023 annual incentive plan, designed by the Pre-Emergence Committee, focused on two important drivers of Company performance—Non-GAAP OP and Revenue Units—with each metric comprising 50% of the total bonus opportunity. Successful achievement against these metrics would fund the annual incentive plan pool for the entire Company (including for non-NEOs), from which individual bonuses would be paid. The Company uses Non-GAAP OP as a barometer for overall profitability and future liquidity, while Revenue Units were introduced in 2023 to further incentivize top-line growth and manufacturing efficiency.

In seeking to set rigorous performance objectives for the 2023 annual incentive plan, the Pre-Emergence Committee considered, among other factors, a desire to set targets that challenge executives to exceed prior-year performance for full payment, a desire to remain aligned with stockholder interests and the perspectives shared with the Pre-Emergence Committee in prior years, and an acknowledgement of the unique headwinds expected for the 2023 operating environment. In that regard:

•	With respect to Non-GAAP OP, the Pre-Emergence Committee set the target performance objective at $350 million, approximately $6 million higher than the Company’s achieved Non-GAAP OP for 2022.

•

With respect to Revenue Units, the Pre-Emergence Committee set target performance objectives for each of the ATM, SCO and ePOS lines of business at 58,000 Revenue Units, 39,000 Revenue Units and 125,000 Revenue Units, respectively, weighted at 60%, 25% and 15% of the annual incentive attributable to Revenue Units (or 30%, 12.5%, and 7.5% of the total annual incentive), respectively. In order to earn credit for performance at maximum for any individual Revenue Units objective, the Company was first required to achieve at least target performance on all of the Revenue Units objectives.

The following table shows the performance objectives set for each of the metrics included in the 2023 annual incentive plan, as well as the resulting achievement against those objectives as certified by the Post-Emergence Committee.

METRIC		PERFORMANCE REQUIRED			ACTUAL RESULT	METRIC ACHIEVEMENT (% OF	PAYOUT % AT ACHIEVEMENT	WEIGHTED PAYOUT %
	WEIGHT	THRESHOLD	TARGET	MAXIMUM		TARGET)
Non-GAAP OP ($)	50%	$297 million	$350 million	$367.5 million	$344,606,490	98.5%	92.3%	46.1%
Revenue Units (#):
ATM	30%	49,300	58,000	60,950	57,480	99.1%	95.5%	28.7%
SCO	12.5%	33,150	39,000	40,950	36,161	92.7%	63.6%	8.0%
ePOS	7.5%	106,250	125,000	131,250	94,931	—%	—%	—%

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EXECUTIVE COMPENSATION MATTERS

The Named Executive Officers (other than Mr. Marquez) achieved 82.8% of the target performance objectives. Because threshold performance for Mr. Marquez began upon achievement of 95% of target performance, Mr. Marquez did not receive credit in his annual incentive for the portion of the Revenue Units attributable to the SCO line of business and therefore achieved 74.8% of his target performance objectives. Accordingly, the Named Executive Officers earned the annual incentives set forth in the table below:

NAME	EARNED INCENTIVE

Octavio Marquez	$762,987

James Barna	$413,765

Jonathan Myers	$455,141

Elizabeth Radigan	$393,077

Ilhami Cantadurucu	$394,578

Jeffrey L. Rutherford	$82,266	[2]

Hermann Wimmer[1]	N/A

Olaf Heyden	$397,427	[2]

[1]	Mr. Wimmer was not a participant in the Company’s Annual Incentive Plan during 2023.

[2]	Annual incentive payments for Messrs. Rutherford and Heyden were prorated based on their actual time employed by the Company during 2023.

2023 LONG-TERM INCENTIVES

The Pre-Emergence Committee granted long-term incentives to the NEOs through two vehicles: performance cash awards and deferred cash awards. As noted above, these two vehicles were designed to provide both retentive and motivational value through the Restructuring and following Emergence and, in light of the Company’s equity plan constraints and potential dilution levels at the start of 2023, made cash awards the preferred vehicles for 2023 grants.

2023 Compensation Opportunities

During the first quarter of each fiscal year, the Committee approves an aggregate target long-term incentive opportunity (generally based on a specified percentage of base salary) for each NEO. To determine the aggregate long-term incentive target opportunity levels for our NEOs, the Committee considers competitive market data, individual performance, potential future contributions to our business, internal equity, and management’s recommendations. The following table summarizes the aggregate target long-term incentive opportunities set for each of the NEOs for 2023.

NAME	TARGET LONG-TERM OPPORTUNITY (% OF SALARY)	TARGET LONG-TERM OPPORTUNITY ($, € OR £)

Octavio Marquez	588.24%	$5,000,000

James Barna	125%	$625,000

Jonathan Myers	175%	$962,500

Elizabeth Radigan	125%	$593,750

Ilhami Cantadurucu	125%	£468,750

Jeffrey L. Rutherford[1]	—	—

Hermann Wimmer[1]	—	—

Olaf Heyden	200%	€1,047,108

[1]	Messrs. Rutherford and Wimmer did not participate in the Company’s long-term incentive program during 2023.

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EXECUTIVE COMPENSATION MATTERS

Consistent with the Committee’s typical cadence for making compensation decisions, long-term incentives were granted to the NEOs in March 2023, 60% in the form of three-year cliff vesting performance cash awards, and 40% in the form of three-year ratable vesting deferred cash awards. We maintained a weight of 60% for the performance component of the long-term incentive to promote alignment between our NEOs’ pay outcomes, our stockholders’ experience as holders of our shares of common stock, and to promote achievement of specific long-term outcomes. All long-term incentives granted to the NEOs in 2023, regardless of form, will be settled in cash when earned or vested.

Grant of 2023-2025 Performance Cash Awards (60% of 2023 Long-Term Incentive Grant)

In March 2023, the Pre-Emergence Committee granted performance cash awards to the NEOs covering a three-year performance period beginning on January 1, 2023 and concluding on December 31, 2025 (the “2023-2025 Period”). The Pre-Emergence Committee granted performance cash awards to the NEOs to link a significant portion of compensation to the achievement of the Company’s key, long-term financial goals. Performance against these objectives can result in an NEO earning more (or less) cash than the target cash award granted to the NEO.

Given industry volatility and the headwinds facing the Company at the beginning of 2023, the Pre-Emergence Committee determined that the performance metrics and performance objectives for the performance cash awards would be determined at the beginning of each year of the three-year 2023-2025 Period. For year 2023 of the 2023-2025 Period, the Pre-Emergence Committee established two performance measures, Non-GAAP OP and Revenue Units, each comprising of 50% of the performance cash award opportunity, with each metric measured against the same performance objectives as set for the 2023 Annual Incentive Plan to provide for a streamlined executive compensation plan design for 2023. As noted above, the Pre-Emergence Committee believed that these two metrics, and their associated objectives, were aligned with the Company’s longer-term strategy of driving profitable growth.

Each year of the performance period represents the opportunity to earn one-third of the total performance cash award. However, payout of all (or any portion of) the performance cash awards, if earned, is deferred until after the final year of the 2023-2025 Period has been completed.

For 2024, the Committee anticipates transitioning back to a comprehensive three-year performance period for the performance-based component of the long-term incentive program.

Grant of 2023 Deferred Cash Awards (40% of Long-Term Incentive Grant)

Deferred cash awards provide NEOs with a direct incentive to remain with the Company over the long term.

An NEO generally only receives the full amount of the deferred cash awards if he or she remains employed with the Company until all vesting periods for the deferred cash award have been completed. Consistent with RSU grants in prior years, the Committee determined that 2023 deferred cash grants would vest in three equal, annual installments on the anniversary of the grant.

Cancellation of Outstanding Long-Term Incentive Awards

In connection with Emergence, each of the Company’s outstanding long-term incentive awards that were committed for settlement in Company common shares, including awards held by the NEOs, were cancelled. In total, awards held by the NEOs covering 1,631,464 common shares were cancelled in connection with Emergence, as set forth in the following table:

NAME	OPTIONS CANCELLED	RSUS CANCELLED	PSUS CANCELLED	TOTAL

Octavio Marquez	155,960	168,825	401,711	726,496

James Barna	—	9,393	—	9,393

Jonathan Myers	—	63,452	—	63,452

Elizabeth Radigan	—	8,581	—	8,581

Ilhami Cantadurucu	—	4,700	—	4,700

Jeffrey L. Rutherford	87,470	—	95,006	182,476

Hermann Wimmer	58,893	42,191	16,063	217,147

Olaf Heyden	139,949	131,953	147,317	419,219

Total	442,272	429,095	760,097	1,631,464

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EXECUTIVE COMPENSATION MATTERS

LIQUIDITY REVIEW FOR 2023 INCENTIVE PROGRAMS

In light of the liquidity considerations facing the Company prior to the Restructuring, the Pre-Emergence Committee determined that the payment of any cash awards under the 2023 annual incentive plan, the 2023-2025 performance cash awards, and the 2023 deferred cash award, would be subject to a liquidity review process before the Company could pay out any amounts to a participant, even if the various performance objectives upon which participants were entitled to receive incentive payouts had been achieved. This assessment, driven by the Chairs of the Audit Committee, the Finance Committee, and the Committee, would evaluate the affordability and capacity of the Company to fund any earned payouts. Based on the results of the evaluation, the Committee (specifically, the Post-Emergence Committee) could consider a range of compensation outcomes, including reducing the amount of such earned incentives (including a reduction to $0) or deferring the payment of all or part of such earned incentives to a future date.

After considering the incentives earned by the Named Executive Officers, as well as the Company’s financial position at the time of the liquidity review, the payment of all earned incentives was approved for the Named Executive Officers for 2023.

EMERGENCE GRANTS

In recognition of the significant efforts of the NEOs in leading the Company through Restructuring and successfully completing Emergence, and to further motivate each NEO over the coming years through an incentive program aligned with the Company’s pay-for-performance philosophy, on January 19, 2024, the Committee approved Emergence Grants in the form of performance stock options and restricted stock units. As set forth in the following table, approximately 83% of the units underlying each individual’s award were granted in the form of performance stock options. The Committee believes that this highly performance-based equity mix will accelerate the Company’s pivot out of Emergence and back into profitable growth.

NAME	RSUS GRANTED	OPTIONS GRANTED

Octavio Marquez	50,088	250,443

James Barna	8,139	40,696

Jonathan Myers	12,522	62,610

Elizabeth Radigan	8,139	40,696

Ilhami Cantadurucu	8,139	40,696

The price hurdles for the performance stock options are set at $65 per share (applicable to 40% of the options), $85 per share (applicable to 30% of the options), and $95 per share (applicable to 30% of the options), or 110%, 175%, and 207% of the closing price per share of Company common stock on the New York Stock Exchange on the date of grant ($30.90). The RSUs vest in equal annual installments over a four-year period, whereas the options vest in full after four years. Additionally, the price hurdles for the performance stock options must be achieved for an average 20-trading day period before they will become exercisable.

BENEFITS AND PERQUISITES

We provide our North America-based executives with medical, dental, and life insurance under the same programs used to provide benefits to all North America-based associates within their applicable country of residence. Our executives may buy additional life insurance coverage at their own expense. The maximum life insurance coverage that may be purchased by an executive is $1 million. Our North America-based executives’ personal benefits are not tied to individual or Company performance and changes to these benefits reflect changes to the benefits of all North America-based associates within their country of residence. Mr. Cantadurucu receives, and Mr. Wimmer and Mr. Heyden received certain limited fringe benefits pursuant to their service agreements, which are not tied to individual or Company performance.

Deferred Compensation

Our executives, including the NEOs, may elect to defer receipt of compensation from the annual incentive plan and performance-based shares pursuant to our Deferred Incentive Compensation Plan No. 2 (as discussed below under “Non-Qualified Deferred Compensation Plans”). However, in connection with the Company’s liquidity challenges earlier in the year, enrollment into the plan was not offered during 2023. The investment options for cash deferrals into the plan (cash bonuses and dividends on deferred

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EXECUTIVE COMPENSATION MATTERS

performance shares) currently mirror the investment options available in our 401(k) plan. The deferred compensation plan does not provide participants with additional pay, but merely provides a tax deferred investment vehicle. Moreover, we do not guarantee any specific rate of return to participants and we do not contribute to the return that may be earned.

Retirement

We maintain qualified and non-qualified retirement programs for our U.S. executives. Our U.S. executives, including the NEOs, participate in our defined contribution (401(k)) plan on the same terms as all U.S.-based associates. Similarly, we also maintain broad-based defined contribution plans qualified in Canada for the benefit of our Canadian employees.

Mr. Cantadurucu participates in the Diebold Nixdorf Defined Contribution Pension Plan pursuant to his service agreement. The Diebold Nixdorf Defined Contribution Pension Plan is a contribution-defined pension system and is based on a one-time payout or multiple payouts, governed by the rules outlined in the Diebold Nixdorf Defined Contribution Pension Plan. His service agreement in effect provides for certain annual contributions at a rate of 8% of his base salary and applicable bonus payments.

Messrs. Heyden and Wimmer participated in the Wincor Nixdorf AG Pension Scheme (the Wincor Pension Plan) during 2023 pursuant to their service agreements. The Wincor Pension Plan is a contribution-defined pension system based on a one-time payout or installment payments and governed by the rules outlined in the Wincor Nixdorf International GmbH Pension Scheme. Their service agreements provided for certain annual contribution commitments of €50,000 to each of Messrs. Heyden and Wimmer.

Perquisites and Fringe Benefits

We provide our executives with limited perquisites. The Committee believes that these benefits are set at a reasonable level, are highly valued by recipients, have limited cost to the Company, are part of a competitive reward system, and help in attracting and retaining top management talent. The Committee periodically reviews our practices in this area and makes any necessary adjustments based on market trends and the cost to provide these benefits.

Perquisites received by North America-based executives include the following: reimbursement for financial planning services (the values of which vary by executive); the option to receive a complete annual physical exam, which helps protect in small measure the investment we make in these key individuals; and payment of annual premiums for supplemental executive disability and life insurance.

Contractual fringe benefits paid to Messrs. Cantadurucu, Wimmer and Heyden under their service agreements included accident and liability insurance, health insurance, and subsidy pension insurance premiums paid by the Company, as well as lease payments on a Company car.

AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

Historically, to attract highly qualified candidates, the Company’s practice has been to provide written offer letters to chief executive officer candidates which provide for an “at will” employment arrangement but include certain binding obligations on both the Company and the Chief Executive Officer. On February 9, 2022, we provided a written offer letter to our new President and Chief Executive Officer, Octavio Marquez. We also have provided written offer letters, which provide for an “at will” employment arrangement but include certain binding obligations, to Mr. Barna, Mr. Myers and Ms. Radigan. Such offer letters are discussed in more detail starting on page 51 of this proxy statement.

Mr. Cantadurucu was appointed Executive Vice President, Global Retail as of January 1, 2023, and entered into a service agreement with Diebold Nixdorf (UK) Limited on February 7, 2023. His service agreement is discussed in more detail under “Mr. Cantadurucu’s Service Agreement.”

Mr. Rutherford entered into a separation agreement with the Company, effective February 28, 2023, His separation agreement is discussed in more detail under “Payments and Benefits in Connection with Mr. Rutherford’s Separation.”

Mr. Wimmer was party to a service agreement with the Company dated January 1, 2019, then later entered into a termination agreement on October 31, 2022. His service agreement and termination agreement are discussed in more detail under “Mr. Wimmer’s Service Agreement and Severance” and in the “Potential Payments Upon Termination or Change in Control—Payments and Benefits in Connection with Mr. Wimmer’s Separation” sections.

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EXECUTIVE COMPENSATION MATTERS

Mr. Heyden was party to a service agreement with the Company dated February 25, 2021, then later entered into a termination agreement on September 8, 2023. His service agreement and termination agreement are discussed in more detail under “Service Agreement and Termination Agreement with Mr. Heyden” and in the “Potential Payments Upon Termination or Change in Control—Payments and Benefits in Connection with Mr. Heyden’s Separation” sections.

The Company maintains a Senior Leadership Severance Plan for each of our NEOs and Change in Control Agreements as described below.

Senior Leadership Severance Plan

Our Senior Leadership Severance Plan provides benefits for executives who are involuntarily terminated without “cause” or who resign from their employment for “good reason” (as each is defined in the plan), in each case separate from a change in control and subject to a general release of claims and acknowledgement of the executive’s confidentiality, non-competition and other applicable obligations. Upon a termination (other than in connection with a change in control), the plan provides for a lump sum payment equal to two times (for Messrs. Marquez) and one and one-half times (for the other NEOs) the sum of the executive’s base salary as was effect on the date of termination and the executive’s target bonus opportunity under our annual incentive plan for the year of termination, a prorated payment of the executive’s annual incentive for the year of separation if and to the extent an award is actually earned, and continued participation in all of our employee health and welfare benefit plans for the shorter of (i) two years (for Messrs. Marquez) or one and one-half years (for the other NEOs) and (ii) the date such NEO receives equivalent benefit coverage from a subsequent employer, among other benefits described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 56 of this proxy statement.

Change In Control Agreements

The Committee believes that maintaining change in control arrangements with certain executive officers is in the best interests of stockholders. These arrangements allow executive talent to objectively evaluate the merits of transactions that could result in a change in control of the Company (and potentially a loss of employment for the executive) by providing benefits in the event the executive is terminated in connection with the change in control. Nearly all of the companies with which Diebold competes for executive talent maintain some form of change in control arrangements for their executive officers.

We maintain (or maintained) separate change in control agreements with each of the named executive officers except that Mr. Cantadurucu’s and Mr. Heyden’s change in control arrangements, are/were specified within each of their respective service agreements, materially consistent with the terms and program available for our other NEOs.

The change in control agreements provide protection if an executive is separated from employment with the Company within three years following a change in control. To receive benefits under a change in control agreement (i) the Company must undergo a change in control (as defined in the agreement) and (ii) the executive’s employment must be terminated by the Company without “cause” or the executive must resign for “good reason” (as each term is defined in the agreement) within three years following the change in control. This is commonly referred to as a “double-trigger” change in control arrangement.

At a high level, the change in control agreements provide for a lump sum payment equal to two times the executive’s base salary and target cash bonus and two years of continued participation in our health and welfare benefit plans, among other payments and benefits. These payments and benefits are described in more detail under the heading “Potential Payments Upon Termination or Change in Control” beginning on page 56 of this proxy statement.

The Committee periodically reviews our policy with respect to these change in control agreements and engages its independent compensation consultant to provide a competitive analysis of our practices. The Committee has determined that this type of agreement is still a valued component of overall compensation for purposes of attracting and retaining quality executive officers and, as such, the Committee continues to award these agreements to certain executives as it deems appropriate and consistent with business need.

44	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

COMPENSATION PHILOSOPHY

EXECUTIVE COMPENSATION BEST PRACTICES

We aim to maintain best practices in executive compensation governance. Some of the following guidelines and policies are described in more detail below under “Other Compensation Policies” or elsewhere in this CD&A:

WHAT WE DO	WHAT WE DON’T DO / DON’T ALLOW

Continually assess our compensation practices against the market and our competition.	No hedging or pledging of our shares by executives or directors.

Employ metrics for annual and long-term incentives that support both short- and long-term strategies and align with stockholder interests.	No dividends paid on unearned performance-based shares of common stock.

Set share ownership guidelines for directors. Ownership guidelines for executives are currently being evaluated and are anticipated to be adopted in 2024.	No change-in-control severance multiples in excess of two times the sum of an executive’s salary and target annual incentive.

Prescribe an annual limit on director compensation.	No excise tax gross-ups upon a change in control.

Review performance scorecards for executives.	No re-pricing or cash buyout of underwater options.

Disclose performance goals for incentive payments.	No enhanced retirement formulas.

Sets a maximum bonus opportunity for our annual and long-term incentives.	No market timing of equity award grants without stockholder approval.

Maintain a pay-for-performance compensation philosophy.

Limit perquisites and other benefits, and do not provide income tax gross-ups (except for relocation expenses).

Engage an independent compensation consultant who reports directly to the Committee.

Perform an annual compensation risk assessment.

Maintain strict insider trading policies, clawback policies, and black-out periods for executives and directors.

CONSIDERATION OF “SAY-ON-PAY”

At our 2023 Annual Meeting of Stockholders, our say-on-pay proposal received approximately 81% support from stockholders. The Committee believes this reflects strong stockholder support for the compensation philosophy of the Committee and the compensation programs it designs. Accordingly, while the compensation program for 2023 was notably different from prior years in light of the challenges facing the Company during the year, the Pre-Emergence Committee sought to incorporate many elements of its prior compensation programs for 2023. Notwithstanding the high levels of support for compensation programs over the last several years, the Committee continually reviews all elements of the compensation program for the Named Executive Officers to ensure the design continues to support the Company’s short-term and long-term financial, operational, and strategic objectives.

ENGAGEMENT WITH STOCKHOLDERS

Following Emergence, we have been in regular contact with stockholders representing over 75% of our outstanding shares, providing opportunities to discuss with both management and members of the Board our post-Emergence performance, governance, strategy, and compensation.

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EXECUTIVE COMPENSATION MATTERS

COMPENSATION DECISION PROCESS

ROLE OF THE PEOPLE AND COMPENSATION COMMITTEE

The Committee is responsible to our Board for the oversight, review, and approval of our executive compensation program. The Committee consists solely of independent directors and has been chaired by Mr. Espe since October 2023. Ms. Espe brings to his chair role extensive experience in executive leadership and executive compensation through his service as an executive leader and as a member of the board of directors for other public companies and a global management consulting firm.

The Committee regularly reports on its work and shares its determinations with the full Board (and in respect of the Chief Executive Officer’s compensation and evaluation, brings its recommendations to the full Board for discussion and approval). The Committee is supported in its work by the Chief People Officer, Chief Legal Officer, Company staff, and an independent compensation consultant, as discussed in “Role of the Independent Compensation Consultant.” For additional information regarding the Committee’s duties and responsibilities, see “People and Compensation Committee” in this proxy statement.

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT

The Committee retains an independent compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), in accordance with the Committee’s charter. The consultant reports directly to the Committee. Semler Brossy provides the Committee with information on current trends in compensation design, emerging compensation practices, and regulatory developments. Semler Brossy also provides the Committee with reviews, analysis, and market surveys concerning the compensation of executives across industries and within the Company’s compensation peer group. The Committee retains sole authority to hire or terminate the consultant, approve its compensation, determine the nature and scope of its services, and evaluate its performance. A representative of the consultant attends Committee meetings, as requested, and communicates with the Committee Chair between meetings. However, the Committee is responsible for all decisions within its scope of authority. The independent compensation consultant also assists the Committee with its annual compensation risk assessment to confirm that our compensation practices are not reasonably likely to have a material adverse effect on the Company.

The Committee annually assesses the independence of Semler Brossy as required under NYSE listing rules and best practice. The Committee also considers and assesses all relevant factors, including but not limited to those set forth in Section 240.10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to Semler Brossy. Based on this review, the Committee determined there are no conflicts of interest raised by the work performed by Semler Brossy and that Semler Brossy is independent under applicable standards.

ROLE OF MANAGEMENT

Our Chief People Officer and Chief Legal Officer serve as management’s primary contacts with the Committee and attend all Committee meetings. For executives other than the Chief Executive Officer, our Chief Executive Officer and Chief People Officer present pay recommendations to the Committee based on market pay comparisons and an analysis of each executive’s individual performance. Our Chief Executive Officer regularly attends the Committee meetings, as do other Board members who are not members of the Committee. No member of our management team, including the Chief Executive Officer, has a role in making pay recommendations to the Committee for his or her own position. The Committee meets in executive session without management present on a regular basis.

ROLE OF PEER COMPANIES AND COMPETITIVE MARKET DATA

Annually, the Committee reviews public and private market compensation data provided by its consultant in developing our executive compensation program.

As an additional input for evaluating the competitiveness of the Company’s executive compensation program and the executive compensation structure for individual executive roles, the Committee, with the support of its independent compensation consultant, periodically develops and approves a compensation peer group. The compensation peer group is adjusted periodically to account for changes or shifts in our business mix, revenues, and market capitalization.

46	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

In the August 2022, the Committee approved the following 17 peer companies to be used by the Committee’s independent consultant in preparing a pay study to assist with 2023 compensation decisions.

ACI Worldwide	Juniper Networks, Inc.	Sanmina Corporation

Benchmark Electronics Inc.	Logitech International SA	The Brink’s Company

Bread Financial Holdings	NCR Corp.	Western Union Company

Broadridge Financial Solutions, Inc.	Netapp Inc.	Unisys Corporation

Ciena Corporation	Pitney-Bowes Inc.	Zebra Technologies Corp

Euronet Worldwide, Inc.	Sabre Corporation

In developing the August 2022 compensation peer group for the Company, the Committee selected companies that:

•	had annual revenues within approximately 0.4 to 2.1 times the Company’s annual revenues with exceptions reviewed as determined appropriate;

•	are direct competitors for business and management talent;

•	are covered by the investment analysts that track the Company;

•	that include the Company within their own compensation peer group; and

•	that are global enterprises emphasizing integrated service solutions and focus on manufacturing, and hardware and software design and development.

The median annual revenues for the peer companies included in the 2022 peer group were $4.4 billion, based on trailing 12-month data as of August 2022.

TIMING OF COMPENSATION DECISIONS

Recommendations with respect to base salary adjustments for our executives, including the NEOs, are typically made at the Committee’s December meeting and effective for the following year. Discussions regarding short and long-term incentive compensation begin at the Committee’s first scheduled meeting of the year, typical held in late January or early February. This meeting is normally held around the same time we report our fourth quarter and year-end financial results for the preceding fiscal year and provide our financial guidance for the upcoming year. This timing allows the Committee to have a complete picture of prior year financial performance when making compensation decisions.

Decisions with respect to prior year performance, performance for other relevant periods and the extent to which performance-based bonuses have been earned, as well as decisions concerning annual equity awards and target performance levels for the current year and beyond, are typically made in February or March. Equity awards approved by the Committee are granted as of the date of the Board meeting held the following day.

There may be exceptions to the Committee’s general timing for compensation decisions, including decisions regarding awards to executives who are promoted or who are hired from outside the Company during the year. These executives may receive base salary increases or equity awards effective on or dated as of the date of their promotion or hire.

DETERMINATION OF CHIEF EXECUTIVE OFFICER COMPENSATION

At the first Committee meeting of the year, in executive session without management present, the Committee reviews and evaluates the Chief Executive Officer’s performance, including input that it receives from the Board as to the Chief Executive Officer’s performance, and determines achievement level for the prior fiscal year. The Committee also reviews competitive compensation data for the peer companies. The Committee presents pay recommendations for the Chief Executive Officer to the independent members of the Board for consideration and approval. During executive session, the Board conducts its own review and evaluation of the Chief Executive Officer’s performance taking into consideration the recommendations of the Committee. That performance feedback is later shared with the Chief Executive Officer.

DEFINITIONS OF KEY COMPENSATION TERMS

For this CD&A, the following terms have the following meanings:

•

Non-GAAP Operating Profit (“Non-GAAP OP”) means GAAP consolidated Operating Profit (Loss), adjusted for certain items within Cost of Sales and Operating Expenses that are reflected as adjustments in the Company’s financial results disclosed publicly. The

2024 PROXY STATEMENT |	47

EXECUTIVE COMPENSATION MATTERS

adjustments include the amortization of intangible assets established in purchase accounting for the Wincor acquisition, the operating results of Aevi and other non-routine income and expense items. Non-routine income and expense items include, but are not limited to, the following: impairment, certain legal/deal expenses, and divestitures and fixed asset sales.

•	Revenue Unit means a single Diebold device that has been recognized as revenue in accordance with generally accepted accounting principles.

OTHER COMPENSATION POLICIES

CLAWBACK POLICY

All our equity plans include provisions allowing us to cancel or “claw back” any shares received pursuant to the vesting of awards or the exercise of options in the event an executive has engaged in certain specified conduct that is deemed detrimental to the Company. If an executive has already received value for shares that were subject to these equity plan provisions (for example, by selling the shares received upon the vesting of an award), we retain the right to recover the amount of value received by the executive through garnishment of his or her salary or cash bonus. These rights are in addition to any other rights we may have available to us at law and pursuant to our Clawback Policy.

Examples of detrimental conduct that could trigger the equity plan provisions include:

•

Engaging, directly or indirectly, in any activity in competition with us, in any product, service or business activity for which the executive had any direct responsibility or direct involvement during the previous two years;

•	Soliciting one of our employees to terminate his or her employment with us;

•	Disclosing confidential, proprietary or trade secret information obtained during employment with us without prior authorization;

•

Failing to promptly disclose and assign any interest in any invention or idea conceived during the executive’s employment and related to any of our actual or anticipated business, research or development work; and

•	Engaging in any activity that results in the executive’s termination for cause, including gross neglect and any act of dishonesty constituting a felony.

During 2023, the Post-Emergence Committee adopted a new Clawback Policy, in accordance with NYSE requirements, to provide for the clawback by the Company of certain incentive-based compensation in the event of a financial restatement on or after the policy’s effective date. The Clawback Policy can be found attached as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023.

INSIDER TRADING POLICY

Under our Insider Trading Policy, each employee, officer and director of the Company is prohibited from buying or selling our securities when he or she is aware of material, non-public information about the Company, or information about other public companies which he or she learns as our employee or director. These individuals are also prohibited from providing such information to others. In addition, this policy prohibits employees, officers and directors from pledging Diebold Nixdorf shares, engaging in short sales of Diebold Nixdorf shares, and from buying or selling any derivative securities related to Diebold Nixdorf shares.

STOCK OWNERSHIP GUIDELINES

The Committee believes that share ownership guidelines encourage robust stock ownership by our executives and further reinforces executive and stockholder alignment. Following Emergence, the Committee is evaluating and anticipates adopting new guidelines for the Company during 2024.

48	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

EXECUTIVE COMPENSATION TABLES

The table below summarizes the total compensation earned by each of our NEOs for the fiscal years ended December 31, 2023, 2022 and 2021, as applicable. The amounts for each NEO are only shown for the years in which they were NEOs. The amounts shown include compensation for services in all capacities that were provided to us.

2023 SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY[1] ($)	BONUS[2] ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION[3] ($)	CHANGE IN PENSION VALUE AND NON- QUALIFIED DEFERRED COMPENSATION EARNINGS[4] ($)	ALL OTHER COMPEN- SATION[5] ($)	TOTAL ($)
OCTAVIO MARQUEZ Director, President and Chief Executive Officer	2023	850,000	500,000	—	—	762,987	—	135,426	2,248,413
	2022	779,755	—	4,343,685	—	—	—	536,894	5,660,334
	2021	—	—	—	—	—	—	—	—
JAMES BARNA Executive Vice President and Chief Financial Officer	2023	472,637	250,000	—	—	413,765	—	15,515	1,151,917
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—
JONATHAN MYERS Executive Vice President, Global Banking	2023	550,000	700,000	—	—	455,141	—	28,918	1,734,059
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—
ELIZABETH RADIGAN Executive Vice President, Chief Legal Officer and Corporate Secretary	2023	475,000	400,000	—	—	393,077	—	31,269	1,299,346
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—

ILHAMI CANTADURUCU Executive Vice President, Global Retail	2023	466,463	350,000	—	—	394,578	5,412	68,977	1,285,429
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—
JEFFREY RUTHERFORD Former Executive Vice President and Chief Financial Officer	2023	123,000	—	—	—	82,266	—	471,947	677,213
	2022	615,000	—	2,070,862	—	—	—	31,078	2,716,940
	2021	615,000	—	5,380,906	—	873,870	—	30,628	6,900,404
HERMANN WIMMER Former Executive Vice President, Global Retail	2023	405,126	—	—	—	—	53,038	3,353,824	3,811,988
	2022	—	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—	—
OLAF HEYDEN Former Executive Vice President, Chief Operating Officer	2023	472,246	400,000	—	—	397,427	81,180	472,252	1,823,105
	2022	551,721	—	1,942,231	—	—	5,363	101,151	2,600,466
	2021	601,426	—	1,336,694	—	692,925	54,610	102,997	2,788,652

[1]

Earned salary amounts reported for Mr. Heyden and Mr. Wimmer are included in the table in U.S. dollars, but these executives receive their salaries in Euros. To convert their 2023 Euro salary amounts to U.S. dollars for the table, we used the average Euro to U.S. dollar foreign currency exchange rate for 2023 of 1.0824:1. Earned salary amounts reported for Mr. Cantadurucu are included in the table in U.S. dollars, but he receives his salary in British Pound Sterling (GBP). To convert his 2023 GBP salary amount to U.S. dollars for the table, we used the average GBP to U.S. dollar foreign currency exchange rate for 2023 of 1.2439:1.

[2]

Bonus amounts reported represent the Retention Awards paid to certain NEOs. The specific terms of these awards are discussed in more detail in “Compensation Discussion and Analysis” above. The amount shown for Mr. Myers also includes a $300,000 one-time sign-on bonus paid in March 2023 in connection with his appointment as Executive Vice President, Global Banking.

[3]	This column reflects payouts under our Annual Incentive Plan for the 2023 fiscal year. The specific terms of these awards are discussed in more detail in “Compensation Discussion and Analysis” above.

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EXECUTIVE COMPENSATION MATTERS

[4]

The amount shown for Messrs. Cantadurucu, Wimmer and Heyden is the difference (to the extent positive) between the actuarial present value of pension benefits as of December 31, 2023 and the actuarial present value of pension benefits as of December 31, 2022 under the pension plans in which they participated. The actuarial present value is calculated based on a 3.60% discount rate and assuming that the probability is nil of termination, death, disability or retirement before normal retirement age. The increase in pension values is attributable to the additional accrued benefits.

There was no above-market or preferential interest earned by any NEO in 2023 on non-qualified deferred compensation.

[5]

The amounts reported as “All Other Compensation” for 2023 include: for Mr. Marquez ($9,720), Mr. Myers ($9,160), Ms. Radigan ($12,832) and Mr. Rutherford ($5,109), amounts contributed for the executive by us under our 401(k) plan and any non-qualified defined contribution plan, including taxes attributable to such non-qualified defined contribution plan, for which the executive is a participant; for Mr. Cantadurucu ($37,317), annual pension benefit contributions for the executive under the Diebold Nixdorf Defined Contribution Pension Plan (converted from GBP to U.S. dollars using the average exchange rate of 1.2439:1); and for Mr. Wimmer ($54,120) and Mr. Heyden ($54,120), annual pension benefit contributions for the executives under the Wincor Pension Plan and the executive’s service agreement, (converted from Euro to U.S. dollars using the average exchange rate of 1.0824:1).The amounts reported also include the maximum U.S. dollar amount of financial planning services/tax preparation assistance ($10,000) that which each NEO was entitled to in 2023; and other amounts as described further below.

Other amounts reported reflects, as applicable: the value of life insurance and AD&D premiums paid for Mr. Marquez ($1,560), Mr. Barna ($1,170), Mr. Myers ($1,287), Ms. Radigan ($1,112), Mr. Cantadurucu ($10,345) and Mr. Rutherford ($1,439); the value of supplemental executive disability insurance premiums paid Mr. Marquez ($5,896); Mr. Barna ($4,345); Mr. Myers ($3,525); Ms. Radigan ($4,549); and Mr. Rutherford ($1,505); health insurance premiums for Mr. Cantadurucu ($866), Mr. Wimmer ($5,115) and Mr. Heyden ($3,547); accident liability insurance premiums for Mr. Heyden ($630) and Mr. Wimmer ($712); the value of an annual physical exam provided Mr. Myers ($4,947) and Ms. Radigan ($2,776); the amounts provided to Mr. Cantadurucu ($10,449), Mr. Wimmer ($19,862) and Mr. Heyden ($19,862) related to use of a company car; and the value of subsidy pension insurance premiums paid for Mr. Wimmer ($6,614) and Mr. Heyden ($7,348). Unless otherwise noted, for Mr. Cantadurucu, Mr. Heyden and Mr. Wimmer, amounts are reported in U.S. dollars but were received in GBP (for Mr. Cantadurucu) and Euros (for Mr. Heyden and Mr. Wimmer). We used the average GBP to U.S. dollar foreign currency exchange rate for 2023 of 1.2439:1 and the average Euro to U.S. dollar foreign currency exchange rate for 2023 of 1.0824:1 for these amounts.

The amounts reported as “All Other Compensation” for 2023 for Mr. Marquez also includes $65,342 of U.S. and foreign tax reimbursements paid by the Company and $42,909 of moving expenses paid by the Company related to Mr. Marquez’s relocation from the Netherlands to the United States in connection with his promotion to Chief Executive Officer.

The amounts reported as “All Other Compensation” for 2023 also include cash severance in the amounts as follows: Mr. Rutherford, $400,000, Mr. Wimmer, $3,260,100 (using the exchange rate of Euros to U.S. dollars of 1.0867:1 at March 31, 2023), and Mr. Heyden, $369,245 (the average Euro to U.S. dollar foreign currency exchange rate of 1.0579:1 at October 31, 2023), and outplacement services in the amount of $7,500 for each of Mr. Rutherford and Mr. Heyden. Messrs. Rutherford, Wimmer and Heyden are also entitled to certain other future payments and benefits in connection with their separations, which are subject to compliance with non-competition, non-solicitation, and confidentiality restrictions and therefore have not been included in his 2023 “All Other Compensation” amount. Those potential payments and benefits are described in detail in the section “Potential Payments Upon Termination or Change in Control.”

CEO PAY-RATIO DISCLOSURE

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the median of the annual total compensation of our employees, the annual total compensation of our principal executive officer, and the ratio of these two amounts. In calculating this ratio, we are required to identify our median employee once every three years and calculate total compensation for that employee each year.

We identified our median employee on December 1, 2022 based on the annualized base salaries of our employees and there has been no change in our employee population or employee compensation arrangements during 2023 that we reasonably believe would impact the pay ratio disclosures for 2023. We calculated annual total compensation for the identified employee for 2022 using the same methodology we use to calculate the total compensation of our NEOs as reported in the above 2023 Summary Compensation Table. We have calculated the annual total compensation of our median employee to be $33,037.

As reported in the 2023 Summary Compensation Table, the total compensation of Mr. Marquez, our President and CEO in 2023, was $2,248,413. For 2023, the ratio of the total compensation of our Chief Executive Officer to the estimated median of the annual total compensation of our employees was approximately 68 to 1. We believe this pay ratio is a reasonable, good faith estimate calculated in a manner consistent with SEC rules.

Because the SEC rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio for our Company, as other companies have offices in different countries, have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

50	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

2023 GRANTS OF PLAN-BASED AWARDS TABLE

NAME			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS[1]
	GRANT DATE		THRESHOLD ($)	TARGET ($)	MAX. ($)
Octavio Marquez	3/28/2023	(2)	—	3,000,024	—
	3/28/2023	(3)	765,000	1,020,000	1,224,000
James Barna	3/28/2023	(2)	—	375,000	—
	3/28/2023	(3)	125,000	500,000	600,000
Jonathan Myers	3/28/2023	(2)	—	577,500	—
	3/28/2023	(3)	137,500	550,000	660,000
Elizabeth Radigan	3/28/2023	(2)	—	356,250	—
	3/28/2023	(3)	118,750	475,000	570,000
Ilhami Cantadurucu	3/28/2023	(2)	—	343,647	—
	3/28/2023	(3)	115,650	462,600	555,120
Jeffrey Rutherford			—	—	—
	3/28/2023	(3)	153,750	615,000	738,000
Hermann Wimmer			—	—	—
Olaf Heyden	3/28/2023	(2)	—	675,071	—
	3/28/2023	(3)	141,896	567,585	681,102

[1]	The Company did not grant stock-based awards in 2023. Accordingly, such columns have been omitted from this table.

[2]

This row presents information about the performance-based cash awards granted to the NEOs during 2023. Payout of the performance cash awards is based on achievement against threshold, target, and maximum performance objectives for each year of the three-year period beginning on January 1, 2023 and ending on December 31, 2025 (the “2023-2025 Period”), with payments, if earned, deferred until after the final year of the 2023-2025 Period has been completed. For a more detailed description of these awards and the related performance measures, see the related descriptions above in the “Compensation Discussion and Analysis.”

[3]

This row presents information about the potential payouts under our Annual Incentive Plan for fiscal year 2023. The actual amount paid for each NEO is reflected above in the “2023 Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column. For Mr. Wimmer and Mr. Heyden, these amounts were converted from Euros to U.S. dollars using the exchange rate on March 28, 2023 of 1.0841:1, and for Mr. Cantadurucu, converted from GBP to U.S. dollars using the exchange rate on March 28, 2023 of 1.2336:1, which was the grant date. For a more detailed description of the related performance measures for all of these cash incentive awards see above under “Compensation Discussion and Analysis.”

MR. MARQUEZ’S OFFER LETTER

As disclosed above, Mr. Marquez became as our President and CEO on March 11, 2022. In connection with Mr. Marquez’s appointment, we entered into an offer letter, dated February 9, 2022 and effective March 11, 2022, pursuant to which Mr. Marquez will receive an annual base salary of $850,000 and will be eligible for annual incentive awards and long-term incentive plan awards as determined by the Company. Mr. Marquez’s severance benefits are governed by our Senior Leadership Severance Plan, which provides coverage to executives who are involuntarily terminated without cause or who terminate their employment for good reason, in each case, separate from a change in control and subject to a general release of claims and acknowledgement of the executive’s confidentiality, non-competition and other applicable obligations. With respect to Mr. Marquez, “good reason” as defined in the Senior Leadership Severance Plan also includes a change in title, authority, duties or responsibilities or the assignment of any duties that are inconsistent with his position. Mr. Marquez’s previously existing Change in Control Agreement with the Company, which is consistent with our existing program, remained in place pursuant to its terms. Mr. Marquez would be entitled to receive benefits in the same manner as described in “Potential Payments Upon Termination or Change in Control—Payments Upon a Termination Following a Change in Control” of this Proxy Statement.

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EXECUTIVE COMPENSATION MATTERS

MR. BARNA’S OFFER LETTER

Mr. Barna was appointed our Executive Vice President, Chief Financial Officer as of February 28, 2023. In connection with Mr. Barna’s appointment, we entered into an offer letter, dated February 7, 2023 and effective February 28, 2023, pursuant to which Mr. Barna will receive an annual base salary of $500,000 and will be eligible for annual incentive awards and long-term incentive plan awards as determined by the Company. Mr. Barna’s severance benefits are governed by our Senior Leadership Severance Plan, which provides coverage to executives who are involuntarily terminated without cause or who terminate their employment for good reason, in each case, separate from a change in control and subject to a general release of claims and acknowledgement of the executive’s confidentiality, non-competition and other applicable obligations. Mr. Barna also entered into a Change in Control Agreement with the Company consistent with our existing arrangements for executive officers.

MR. MYERS’ OFFER LETTER

Mr. Myers was appointed our Executive Vice President, Global Banking as of August 22, 2022. In connection with Mr. Myers’ appointment, we entered into an offer letter, dated July 17, 2022, pursuant to which Mr. Myers will receive an annual base salary of $550,000 and will be eligible for annual incentive awards and long-term incentive plan awards as determined by the Company. Mr. Myers’ severance benefits are governed by our Senior Leadership Severance Plan, which provides coverage to executives who are involuntarily terminated without cause or who terminate their employment for good reason, in each case, separate from a change in control and subject to a general release of claims and acknowledgement of the executive’s confidentiality, non-competition and other applicable obligations. Mr. Myers also entered into a Change in Control Agreement with the Company consistent with our existing arrangements for executive officers.

MS. RADIGAN’S OFFER LETTER

Ms. Radigan was appointed our Executive Vice President, Chief Legal Officer and Corporate Secretary as of August 16, 2023. In connection with Ms. Radigan’s appointment, we entered into an offer letter, dated August 31, 2023, pursuant to which Ms. Radigan’s severance benefits are governed by our Senior Leadership Severance Plan, which provides coverage to executives who are involuntarily terminated without cause or who terminate their employment for good reason, in each case, separate from a change in control and subject to a general release of claims and acknowledgement of the executive’s confidentiality, non-competition and other applicable obligations. Ms. Radigan also entered into a Change in Control Agreement with the Company consistent with our existing arrangements for executive officers.

MR. CANTADURUCU’S SERVICE AGREEMENT

Mr. Cantadurucu was appointed Executive Vice President, Global Retail as of January 1, 2023, and entered into a service agreement with Diebold Nixdorf (UK) Limited on February 7, 2023. Pursuant to Mr. Cantadurucu’s service agreement, he will receive an annual base salary of $466,463 (based on the British Pound Sterling (GBP) to U.S. dollar foreign currency exchange rate for 2023 of 1.2439:1; however, he receives his salary in GBP) and will be eligible for annual incentive awards and long-term incentive plan awards as determined by the Company. Mr. Cantadurucu will also receive certain non-performance-based fringe benefits, which includes insurance, tax advisory services, and monthly car allowance. Mr. Cantadurucu was automatically enrolled in the Diebold Nixdorf Defined Contribution Pension Plan and receives company contributions to his account in monthly installments at a rate of 8% of his base salary and applicable bonus payments. Mr. Cantadurucu’s agreement also provides for change in control provisions consistent with our existing arrangements for executive officers.

MR. RUTHERFORD’S OFFER LETTER AND SEVERANCE

Effective February 28, 2023, Jeffrey Rutherford departed from his position with the Company as Executive Vice President, Chief Financial Officer. Upon his departure, Mr. James Barna succeeded Mr. Rutherford as Executive Vice President, Chief Financial Officer. Mr. Rutherford served as Chief Financial Officer from January 4, 2019 through February 28, 2023. Prior to that, Mr. Rutherford served as our interim Chief Financial Officer since October 1, 2018. Pursuant to the terms of his offer letter, Mr. Rutherford received an annual base salary of $600,000, and was eligible for annual incentive awards and long-term incentive plan awards as determined by the Company. Mr. Rutherford also was party to our standard form of Change in Control Agreement. The amounts payable and benefits pursuant to the Separation Agreement entered into at the time of his separation are described below in the “Potential Payments Upon Termination or Change in Control—Payments and Benefits in Connection with Mr. Rutherford’s Separation” section.

MR. WIMMER’S SERVICE AGREEMENT AND SEVERANCE

Prior to his separation on September 30, 2023, Mr. Wimmer was compensated pursuant to a service agreement, dated January 1, 2019. The service agreement provided a fixed base salary, a short-term cash incentive opportunity under our Annual Incentive Plan

52	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

and long-term equity incentive opportunity, certain pension benefits pursuant to the service agreement and the Wincor Nixdorf International GmbH pension directive (with yearly pension benefit contribution commitments of €50,000); and certain non-performance-based fringe benefits, which include accident and liability insurance, health insurance, and directors and officers insurance premiums paid by the Company, financial planning services, and monthly car allowance. The amounts payable and benefits pursuant to the Separation Agreement entered into at the time of his separation are described below in the “Potential Payments Upon Termination or Change in Control—Payments and Benefits in Connection with Mr. Wimmer’s Separation” section.

MR. HEYDEN’S SERVICE AGREEMENT AND SEVERANCE

Prior to his separation on October 31, 2023, Mr. Heyden was compensated pursuant to a service agreement, which he entered into on February 24, 2021. The service agreement provided a fixed base salary, a short-term cash incentive opportunity under our Annual Incentive Plan and long-term equity incentive opportunity, certain pension benefits pursuant to the service agreement and the Wincor Nixdorf International GmbH pension directive (with yearly pension benefit contribution commitments of €50,000); and certain non-performance-based fringe benefits, which include accident and liability insurance, health insurance, and directors and officers insurance premiums paid by the Company, financial planning services, and monthly car allowance. Additional information regarding the Wincor Pension Plan is provided under the “German Pension Benefits” section that follows the “2023 Pension and Retirement Benefits” table below. The amounts payable and benefits pursuant to the Separation Agreement entered into at the time of his separation are described below in the “Potential Payments Upon Termination or Change in Control—Payments and Benefits in Connection with Mr. Heyden’s Separation” section.

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END

As of December 31, 2023, there were no outstanding equity awards held by any of our NEOs. As of the date of Emergence, all of the Company’s outstanding common shares were cancelled and extinguished, and the rights of any holder of the Company’s common shares at that time (including rights to common shares held by virtue of restricted share units, performance shares, or other common share-based awards) were cancelled, discharged, and of no further force and effect. See the “Compensation Discussion and Analysis” beginning on page 34 of this Proxy Statement for more information.

2023 STOCK VESTED

	STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING[1] ($)

Octavio Marquez	96,239	296,173

James Barna	8,199	22,676

Jonathan Myers	63,452	151,650

Elizabeth Radigan	6,488	18,540

Ilhami Cantadurucu	4,069	11,265

Jeffrey Rutherford	91,920	273,093

Hermann Wimmer	35,041	97,865

Olaf Heyden	81,940	245,820

[1]

The value realized is calculated by multiplying the number of shares of common stock by the market value of the underlying securities on the vesting date. The number of shares actually received upon vesting may be less than the number shown, due to shares being withheld for the payment of applicable taxes. As of the date of Emergence, all of the Company’s outstanding common shares were cancelled and extinguished, and the rights of any holder of the Company’s common shares at that time (including rights to common shares held by virtue of restricted share units, performance shares, or other common share-based awards) were cancelled, discharged, and of no further force and effect.

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EXECUTIVE COMPENSATION MATTERS

2023 PENSION AND RETIREMENT BENEFITS

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFITS ($)		PAYMENTS DURING LAST FISCAL YEAR ($)

Octavio Marquez	—	—	—		—

James Barna	—	—	—		—

Jonathan Myers	—	—	—		—

Elizabeth Radigan	—	—	—		—

Ilhami Cantadurucu	Wincor Nixdorf AG Pension Scheme	5.46	38,633	[1]	—

Jeffrey Rutherford	—	—	—		—

Hermann Wimmer	Wincor Nixdorf AG Pension Scheme	3	107,067	[1]	—

Olaf Heyden	Wincor Nixdorf AG Pension Scheme	10.67	640,204	[1]	—

[1]

For Mr. Wimmer and Mr. Heyden, the present value of accumulated benefits is a single-sum value, as of December 31, 2023, based on projected benefits earned through age 63, assuming a discount rate of 3.60% and further assuming there is no probability of termination, retirement, death, or disability before normal retirement age. The present value of accumulated benefits for Messrs. Cantadurucu, Wimmer and Heyden is €35,000, €97,000 and €580,000, respectively. The dollar amounts presented in the table were calculated using the Euro to U.S. dollar foreign currency exchange rate on December 31, 2023 of 1.1038:1.

DIEBOLD NIXDORF DEFINED CONTRIBUTION PENSION PLAN BENEFITS

Mr. Cantadurucu participated in the Diebold Nixdorf Defined Contribution Pension Plan pursuant to his service agreement. The Diebold Nixdorf Defined Contribution Pension Plan is a contribution-defined pension system and is based on a one-time payout or multiple payouts, governed by the rules outlined therein. Plan participants are entitled to the payments upon reaching the age of 55. The amounts credited to the pension accounts bear interest between 3.5% and 4% per year.

GERMAN PENSION BENEFITS

Mr. Wimmer and Mr. Heyden participated in the Wincor Pension Plan pursuant to their service agreements, and Mr. Cantadurucu previously participated in the Wincor Pension Plan. The Wincor Pension Plan is a contribution-defined pension system and is based on a one-time payout or up to 10 annual installment payments, governed by the rules outlined in the Wincor Nixdorf International GmbH Pension Scheme. They are entitled to the pension payments when reaching the age of 60. If the executive continues to hold a position on the Wincor Nixdorf management board, the actual pensions and/or one-time payout benefits will be higher than those presented in the table, particularly as a result of future financing contributions. The amounts credited to the pension accounts bear interest at 3.5% per year.

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EXECUTIVE COMPENSATION MATTERS

2023 NON-QUALIFIED DEFERRED COMPENSATION

NAME	EXECUTIVE CONTRIBUTIONS IN 2023 ($)	REGISTRANT CONTRIBUTIONS IN 2023 ($)	AGGREGATE EARNINGS (LOSSES) IN 2023[1] ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AS OF DECEMBER 31, 2023[2] ($)

Octavio Marquez	—	—	99,810	—	599,420

James Barna	—	—	—	—	—

Jonathan Myers	—	—	—	—	—

Elizabeth Radigan	—	—	—	—	—

Ilhami Cantadurucu	—	—	—	—	—

Jeffrey Rutherford	—	—	—	—	—

Hermann Wimmer	—	—	—	—	—

Olaf Heyden	—	—	—	—	—

[1]

This amount represents aggregate earnings on executive and registrant contributions. This amount is not reflected in the “2023 Summary Compensation Table,” as it is not considered preferential or above-market earnings on deferred compensation.

[2]

This column reflects the balance of all contributions and the aggregate earnings (or losses) on such contributions. No portion of this amount is reflected in the “2023 Summary Compensation Table”, except current-year registrant contributions and executive contributions, respectively, if any. Of these balances, $18,218 was reported for Mr. Marquez as executive and registrant contributions in summary compensation tables in prior year proxy statements.

NON-QUALIFIED DEFERRED COMPENSATION PLANS

DEFERRED INCENTIVE COMPENSATION PLAN NO. 2

Pursuant to our 1992 Deferred Incentive Compensation Plan, certain executives, including the NEOs, were able to defer cash bonuses received under our Annual Incentive Plan and performance-based share awards earned under the 1991 Plan; however, none of the NEOs were participants in this Deferred Incentive Compensation Plan during 2023. The 1992 Deferred Incentive Compensation Plan was frozen effective December 31, 2004 and closed the plan to future deferrals.

Effective January 1, 2005, the Board approved the Deferred Incentive Compensation Plan No. 2, which is substantially similar to the 1992 Deferred Incentive Compensation Plan in all material respects but was designed to be administered in accordance with Section 409A of the Internal Revenue Code.

Under the Deferred Incentive Compensation Plan No. 2, an executive may defer all or a portion of his or her annual cash bonus or performance-based compensation payable in common shares. Deferral elections for cash bonuses must be made prior to the end of the year preceding the year in which such bonuses would be earned (and payable in the following year). Deferral elections for performance-based shares must be made at least six months prior to the end of the three-year performance period specified in the grant.

Deferrals performance-based compensation payable in common shares are treated as a line-item in the executive’s deferred account with us; however, the earnings on the performance shares (dividends and interest) are invested in the same manner as deferrals of cash compensation. Executives may invest such cash deferrals in any funds available under our 401(k) plan, except the Northern Trust, Invesco Stable Value Fund and Diebold Inc. Stock Fund. The table below shows the funds available under the deferred compensation plans and their annual rate of return for the year ended December 31, 2023, as reported by Merrill Lynch.

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EXECUTIVE COMPENSATION MATTERS

MERRILL LYNCH FUNDS

NAME OF FUND	RATE OF RETURN	NAME OF FUND	RATE OF RETURN

FEDERATED HERMES INTERNATIONAL IS	17.35%	VANGUARD 2020 INSTL TARGET RET	12.51%

INVESCO DEVELOPING MKTS FD Y	11.40%	VANGUARD 2025 INSTL TARGET RET	14.55%

INVESCO DIVERSIFIED DIV CL R5	9.07%	VANGUARD 2030 INSTL TARGET RET	15.99%

JANUS HENDERSON TRITON FUND I	14.62%	VANGUARD 2035 INSTL TARGET RET	17.14%

JOHN HANCOCK DISCIPLINED	16.60%	VANGUARD 2040 INSTL TARGET RET	18.34%

LOOMIS SAYLES SMALL CAP VALUE	19.45%	VANGUARD 2045 INSTL TARGET RET	19.48%

T ROWE PRICE BLUE CHP GRTH INV	49.36%	VANGUARD 2050 INSTL TARGET RET	20.17%

VANGUARD INSTITUTIONAL INDEX	26.24%	VANGUARD 2055 INSTL TARGET RET	20.16%

VANGUARD MID CAP INDEX FUND	15.98%	VANGUARD 2060 INSTL TARGET RET	20.18%

VANGUARD PRIMECAP FUND	28.18%	VANGUARD 2065 INSTL TARGET RET	20.15%

LOOMIS SAYLES BOND FD	8.05%	VANGUARD TARGET INCOME RET	10.65%

VANGUARD TOTAL BD MRK IDX ADM	5.70%	BLACKROCK T-FUND PREMIER CL	5.01%

AMERICAN BALANCED FUND R5	14.29%

Executives intending to defer compensation under the Deferred Incentive Compensation Plan No. 2 are required to select their period of deferral, method and timing of payment at the time of making their deferral elections. Executives may elect to defer their payments until a specified date or until the date they cease to be an associate of the Company. Further, the executives may elect to receive their distribution either as a lump sum or in approximately equal quarterly installments, not to exceed 40 installments. None of the NEOs participated in the Deferred Incentive Compensation Plan No. 2 in 2023.

401(K) RESTORATION SERP

The 401(k) Restoration SERP is designed to replace lost retirement benefits for NEOs whose contributions are subject to annual compensation limits under the Internal Revenue Code. Benefits under this plan are determined exactly as in our 401(k) Plan except that compensation limits are ignored. NEOs are permitted to defer additional compensation under this plan once the Internal Revenue Code limits have been exceeded and we provide a matching contribution at the same rate as under the 401(k) Plan. Both the salary deferrals and our matching contributions may be invested in any funds available under our Deferred Incentive Compensation Plan No. 2. None of our NEOs participated in the 401(k) Restoration SERP during 2023.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The amount of compensation payable to each NEO upon voluntary or involuntary termination (with and without cause), retirement, death, disability or in the event of a change in control (with and without termination) is described qualitatively in the following narrative and is shown quantitatively in the tables below. The amounts shown assume that such termination or change in control was effective as of December 31, 2023, include amounts earned through such date, and are estimates of the amounts that would be paid out to the executives upon his termination or change in control. As Messrs. Rutherford, Wimmer and Heyden’s respective separations from the Company occurred prior to December 31, 2023, they are not included in the tables below.

The actual amounts to be paid out can only be determined at the time of each NEO’s separation. All our current NEOs participate in our Senior Leadership Severance Plan. Prior to his separation from the Company, Mr. Rutherford also participated in our Senior Leadership Severance Plan. Mr. Heyden and Mr. Wimmer had employment agreements, and each of their rights upon termination were set forth in those agreements.

PAYMENTS AND BENEFITS IN CONNECTION WITH MR. RUTHERFORD’S SEPARATION

Effective February 28, 2023, Mr. Rutherford departed from his position with the Company as Executive Vice President, Chief Financial Officer. Pursuant to the First Amended and Restated Severance Agreement and Release, dated August 31, 2023, between

56	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

Mr. Rutherford and the Company, in connection with his separation, which was determined to be without cause, and subject to compliance with non-competition, non-solicitation, and confidentiality obligations, Mr. Rutherford received the following:

•	a separation and transition payment in the amount of $1,845,000;

•	a payment in the amount of $47,307 in accrued and unused vacation;

•

the 2023 annual incentive payments that would have been payable to him for the 2023 calendar year based on actual performance if he had remained employed through the end of such calendar year, adjusted on a pro rata basis based on the number of days Mr. Rutherford was actually employed during the 2023 plan year;

•	continued participation in all of our employee health and welfare benefit plans for the shorter of (i) two years, and (ii) the date he receives equivalent coverage from a subsequent employer; and

•	certain other immaterial benefits including outplacement assistance.

As of the effective date of the consummation of the restructuring, Mr. Rutherford’s equity interests in the Company were cancelled. Prior to the restructuring, pursuant to the Severance Agreement and Release dated February 15, 2023, Mr. Rutherford was otherwise entitled to any long-term incentive plan awards on a pro-rata basis based on the number of months he was actually employed during the applicable restricted periods, and all outstanding vested options were to remain exercisable for a period of 12 months.

PAYMENTS AND BENEFITS IN CONNECTION WITH MR. WIMMER’S SEPARATION

Mr. Wimmer departed from his position as Executive Vice President and Managing Director, Retail on September 30, 2023. In connection with his separation, which was determined to be without cause, and subject to compliance with non-solicitation and confidentiality obligations, Mr. Wimmer received the following:

•	a severance payment in the amount of $2,716,750 (using the exchange rate of Euros to U.S. dollars of 1.0867:1 at March 31, 2023);

•

long-term incentive plan and stock awards determined by the applicable regulations of the incentive plan, though Mr. Wimmer would not receive any long-term incentive or stock awards for 2023 and any entitlements to shares, restricted stock units or performance units that are not vested on March 31, 2023 were forfeited;

•	a payment in the amount of $543,350 (using the exchange rate of Euros to U.S. dollars of 1.0867:1 at March 31, 2023) for the loss of restricted stock units and performance units granted; and

•

the full contribution of $27,168 (using the exchange rate of Euros to U.S. dollars of 1.0867:1 at March 31, 2023) payable by the Company under the Wincor Nixdorf AG Pension Scheme for 2022 and a gross amount of $54,335 (using the exchange rate of Euros to U.S. dollars of 1.0867:1 at March 31, 2023) into the pension scheme for 2023.

PAYMENTS AND BENEFITS IN CONNECTION WITH MR. HEYDEN’S SEPARATION

Mr. Heyden departed from his position as Executive Vice President, Chief Operating Officer on October 31, 2023. In connection with his separation, which was determined to be without cause, and subject to compliance with non-solicitation and confidentiality obligations, Mr. Heyden received the following:

•

a severance payment in the amount of $2,266,779 (using the average Euro to U.S. dollar foreign currency exchange rate for 2023 of 1.0824:1), reduced by any remuneration paid to Mr. Heyden during the period during which he is released from his duties, made in twelve monthly payments following the date of termination;

•

the 2023 short-term variable renumeration annual incentive payments, adjusted on a pro rata basis until the end of Mr. Heyden’s service on October 31, 2023, on the basis of the actual target achievement;

•	the full contribution payable by the Company under the Wincor Nixdorf AG Pension Scheme for 2023; and

•	certain other immaterial benefits including tax advisory expenses for tax years 2022 and 2023 of up to $10,000 gross each year and the costs of outplacement assistance up to $7,500.

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EXECUTIVE COMPENSATION MATTERS

PAYMENTS MADE UPON TERMINATION—MESSRS. MARQUEZ, BARNA, MYERS AND CANTADURUCU, AND MS. RADIGAN

VOLUNTARY WITHOUT GOOD REASON OR INVOLUNTARY WITH CAUSE

Whether a NEO’s employment terminates voluntarily without “good reason” or terminates involuntarily with “cause” (as those terms may be defined in various agreements), the NEO is generally only entitled to base salary earned through the date of termination, along with any deferred compensation earnings payable upon separation from service and any benefits that have accrued under any SERP or 401(k) plan (except that no employer-paid SERP benefits are payable in the event of involuntary termination with cause). If termination is involuntary with cause, only the portion of the 401(k) Restoration SERP benefit derived from employee contributions and qualified defined benefit plan vested benefit are payable to the NEOs. The 401(k) Restoration SERP balances are not payable until the NEO attains age 55.

INVOLUNTARY WITHOUT CAUSE OR VOLUNTARY WITH GOOD REASON

If a NEO is involuntarily terminated without cause or voluntarily with good reason, they are entitled to the following (subject to a general release of claims and acknowledgment of the executive’s confidentiality, non-competition and other applicable obligations):

•

a lump sum payment equal to two times (for Mr. Marquez) and one and one-half times (for Messrs. Barna, Myers and Cantadurucu, and Ms. Radigan) the executive’s base salary in effect on the date of termination and target bonus opportunity under our Annual Incentive Plan in the year of termination;

•	a lump sum pro-rata payment of the bonus under our Annual Incentive Plan, based upon the time employed in the year of termination and actual full-year performance results;

•

continued participation in all of our employee health and welfare benefit plans for the shorter of (i) two years (for Mr. Marquez) or one and one-half years (for Messrs. Barna, Myers and Cantadurucu, and Ms. Radigan), and (ii) the date such NEO receives equivalent coverage from a subsequent employer;

•	all outstanding unvested options immediately vest and remain exercisable for a period of 12 months (or the earlier scheduled expiration) following the date of termination;

•	all outstanding RSUs vest pro-rata based upon the time employed in the year of termination relative to the vesting period of the RSUs;

•

pro-rata performance-based share amounts, based upon the time employed in the year of termination relative to the performance period, to the extent such awards are earned, payable when such awards are generally paid to others; and

•	professional outplacement services for up to two years.

The 401(k) Restoration SERP does not provide any additional benefits upon an involuntary termination. The NEO is only entitled to a SERP benefit if he otherwise qualifies for a normal, early or deferred vested SERP benefit at termination.

For all applicable NEOs, we have included the value of their vested nonqualified defined contribution balances, footnoting that these amounts are not payable until the NEO attains age 55.

Pursuant to the Senior Leadership Severance Plan, if a NEO terminates his employment due to the occurrence of any of the following events without his consent and following our right to cure, each of which constitute the basis for “good reason,” he will be entitled to receive the payments and benefits discussed immediately above:

•	a material reduction in the amount of the executive’s then-current base salary or target annual bonus;

•	a requirement that the executive change his principal location of work to a location that is in excess of 50 miles from his current location of work;

•

our failure to obtain in writing the obligation to perform or be bound by the terms of the Senior Leadership Severance Plan by any successor company or any purchaser of all or substantially all of our assets; or

•	any material breach by us of the terms and conditions of the Senior Leadership Severance Plan.

58	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

PAYMENTS MADE UPON RETIREMENT

Generally, in the event of the retirement of a NEO at or after the earliest voluntary retirement age, in addition to the benefits identified above under “Voluntary Without Good Reason or Involuntary With Cause,” the executive is entitled to the following:

•

all outstanding unvested options and RSUs granted in and after 2017 will continue to vest in the normal course if the NEO had attained the age of 55 and completed five or more years of continuous employment; and

•

all outstanding RSUs vest pro-rata based upon the time employed in the year of termination relative to the vesting period of the RSUs, if the sum of the NEO’s age and years of continuous employment equals or exceeds 70.

This special retirement provision was removed from incentive grants made to executives during 2023.

The amount shown for Mr. Marquez also includes the value of his vested nonqualified defined contribution balance in the 401(k) Restoration SERP. Retirement eligibility is age 55 under the 401(k) Restoration SERP.

PAYMENTS MADE UPON DEATH OR DISABILITY

In the event of the death of a NEO, the NEO or their estate or beneficiaries receives:

•	a lump sum pro-rata payment of the bonus under our Annual Incentive Plan, based upon the time employed in the year of termination and target performance, for Mr. Marquez;

•	all outstanding unvested options vest and remain exercisable for a period of 12 months (or the earlier scheduled expiration);

•	all outstanding RSUs vest;

•	all unvested portions of the deferred cash awards vest;

•

pro-rata performance-based share amounts and performance-based cash amounts, based upon the time employed in the year of termination relative to the performance period, to the extent such awards are earned, payable when such awards are generally paid to others; and

•	benefits under our group term life insurance plan or any supplemental life insurance plan, as applicable.

If a NEO has a termination from employment for disability that is a “separation from service,” as that term is defined in Section 409A of the Internal Revenue Code, the NEO has the right to receive the same benefits as if he were terminated without cause, as listed above.

The 401(k) Restoration SERP pays a death benefit equal to the executive’s plan account if the executive had three years of service.

For both the death and disability scenarios, for all NEOs, we have included the value of their vested nonqualified defined contribution balances which are payable immediately.

PAYMENTS UPON A TERMINATION FOLLOWING A CHANGE IN CONTROL

Pursuant to the change in control agreements described previously, following a change in control, the term of employment for each NEO will extend until at least the third anniversary of the change in control. If, within that time period, an NEO’s employment is terminated without cause or if the NEO terminates his employment for good reason, the NEO is entitled to the following benefits:

•	unpaid base salary and accrued vacation pay and unreimbursed business expenses;

•	a lump sum payment equal to two times base salary and target cash bonus;

•	a lump sum pro-rata payment of the bonus under our Annual Incentive Plan, based upon the time employed in the year of termination and actual full-year performance results;

•	two years of continued participation in our employee health and welfare benefit plans; and

•

a lump sum payment in an amount equal to the additional benefits the NEO would have accrued under each qualified or nonqualified pension, profit sharing, deferred compensation or supplemental plan for one additional year of service, provided the NEO was fully vested prior to termination.

Pursuant to the terms of the applicable equity and cash compensation agreements, if, following the change in control, the NEO is terminated without cause or he terminates employment for good reason, the NEO is entitled to the following benefits:

•	all outstanding unvested options immediately vest;

•	all outstanding RSUs and deferred cash awards immediately vest and become nonforfeitable; and

•	unearned and nonforfeited performance-based shares become nonforfeitable at 100% of target.

2024 PROXY STATEMENT |	59

EXECUTIVE COMPENSATION MATTERS

For all of these agreements, a change in control is deemed to occur upon any of the following events (subject to limited exceptions described in such agreements):

•	acquisition by any individual, group or entity of beneficial ownership of 30% or more of our outstanding shares;

•

the incumbent board ceases, for any reason other than death or disability, to constitute at least a majority of the Board, with any individual whose nomination and election was approved by at least a majority vote of the incumbent directors considered as though a member of the incumbent board, and excluding for these purposes any individual whose initial assumption of office occurs as a result of an actual or threatened election contest;

•	a reorganization, merger, consolidation or sale of all or substantially all of our assets; or

•	approval by our stockholders of a complete liquidation or dissolution.

Further, for purposes of the equity and deferred cash compensation agreements and the change in control agreements, a voluntary termination by a NEO upon a change in control will be deemed for good reason upon the occurrence of any of the following events:

•	failure to elect, re-elect or otherwise maintain the NEO in the offices or positions held prior to the change in control;

•

a material reduction in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position held by the NEO, or a reduction in aggregate compensation or employee benefit plans;

•

we liquidate, dissolve, merge, consolidate or reorganize or transfer all or a significant portion of our business or assets, unless the successor has assumed all duties and obligations of the change in control agreements;

•

we relocate and require the NEO to change his principal location of work to any location which is in excess of 50 miles from his previous location of work, or requires the NEO to travel significantly more than was previously required; or

•	any material breach of the agreement.

For purposes of calculating the retirement benefits payable when a change in control occurs with termination, each NEO actively employed as of December 31, 2023 may be entitled to the following:

•	If participating in the 401(k) Restoration SERP, a benefit equal to one additional year of employer match, the amount of which is contributed to the 401(k) Restoration SERP; and

•	401(k) Restoration which includes immediate vesting under the 401(k) Restoration SERP.

For the 401(k) Restoration SERP, the change in control trigger provides for the immediate vesting of all defined contribution balances, as well as an additional year of employer match (if any). These balances are not payable to the NEO until he has attained at least age 55 under the terms of the nonqualified defined contribution plans.

EFFECT OF SECTION 409A ON TIMING OF PAYMENTS

With respect to any severance amounts payable to our executives, any amounts that are not exempt from Section 409A of the Internal Revenue Code will be subject to the required six-month delay in payment after termination of service, provided that the executive is deemed a “specified employee” for purposes of Section 409A at the time of termination of service.

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EXECUTIVE COMPENSATION MATTERS

POST-TERMINATION PAYMENTS TABLE

Because Messrs. Rutherford, Wimmer and Heyden departed from the Company prior to December 31, 2023, they are not included in the tables below. The actual severance payments these executives received in connection with their departures are described above.

NAME	VOLUNTARY W/O GOOD REASON ($)	INVOLUNTARY W/CAUSE ($)	INVOLUNTARY W/O CAUSE OR VOLUNTARY W/GOOD REASON ($)	RETIREMENT ($)	DEATH ($)	DISABILITY ($)	CHANGE IN CONTROL W/ TERMINATION ($)
Octavio Marquez
Severance	—	—	3,740,000	—	—	—	3,740,000
Annual incentive plan	—	—	762,987	—	1,020,000	1,020,000	762,987
Performance cash awards[1]	—	—	—	—	750,006	750,006	—
Deferred cash awards	—	—	—	—	2,000,016	2,000,016	2,000,016
Pension Plans and SERP Benefits[2]	599,420	447,564	599,420	599,420	599,420	599,420	599,420
Other Benefits[3]	—	—	50,973	—	—	—	35,974
Total:	599,420	447,564	5,153,381	599,420	4,369,442	4,369,442	7,138,397	[4]
James Barna
Severance	—	—	1,290,750	—	—	—	1,721,000
Annual incentive plan	—	—	413,795	—	—	—	413,765
Performance cash awards[1]	—	—	—	—	93,750	93,750	—
Deferred cash awards	—	—	—	—	250,000	250,000	250,000
Pension Plans and SERP Benefits[2]	—	—	—	—	—	—	—
Other Benefits[3]	—	—	43,122	—	—	—	37,496
Total:	—	—	1,747,637	—	343,750	343,750	2,422,261	[4]
Jonathan Myers
Severance	—	—	1,650,000	—	—	—	2,200,000
Annual incentive plan	—	—	454,141	—	—	—	455,141
Performance cash awards[1]	—	—	—	—	114,375	114,375	—
Deferred cash awards	—	—	—	—	385,000	385,000	385,000
Pension Plans and SERP Benefits[2]	—	—	—	—	—	—	—
Other Benefits[3]	—	—	41,597	—	—	—	35,464
Total:	—	—	2,146,739	—	529,375	529,375	3,075,605	[4]
Elizabeth Radigan
Severance	—	—	1,425,000	—	—	—	1,900,000
Annual incentive plan	—	—	393,077	—	—	—	393,077
Performance cash awards[1]	—	—	—	—	89,062	89,062
Deferred cash awards	—	—	—	—	237,500	237,500	237,500
Pension Plans and SERP Benefits[2]	—	—	—	—	—	—	—
Other Benefits[3]	—	—	16,475	—	—	—	1,967
Total:	—	—	1,834,552	—	326,563	326,563	2,532,544	[4]
Ilhami Cantadurucu
Severance	—	—	1,432,350	—	—	—	1,909,800
Annual incentive plan	—	—	394,578	—	—	—	394,578
Performance cash awards[1]	—	—	—	—	85,912	85,912	—
Deferred cash awards	—	—	—	—	229,098	229,098	229,098
Pension Plans and SERP Benefits[2]	38,633	38,633	38,633	38,633	38,633	38,633	38,633
Other Benefits[3]	—	—	16,299	—	—	—	1,732
Total:	38,633	38,633	1,881,860	38,633	353,643	353,643	2,573,841	[4]

2024 PROXY STATEMENT |	61

EXECUTIVE COMPENSATION MATTERS

[1]

For all outstanding performance-based cash awards, we have assumed that the payouts of the awards will be made at target levels. In reality, the payouts may be lower or higher depending upon the actual level of performance achieved in the future.

[2]

The Pension Plans and SERP Benefits amount represents the total value to the NEO under our defined benefit and defined contribution plans, excluding the Qualified 401(k) and Diebold Nixdorf Defined Contribution Plan. For Mr. Marquez, the values include the vested balance in the 401(k) Restoration SERP. This balance is payable when the participant turns age 55 or their current age if older than 55. Mr. Cantadurucu, the amount represents the total value to Mr. Cantadurucu under the Wincor Nixdorf AG Pension Scheme. The assumptions used to calculate the value are consistent with those described above under “2023 Pension and Retirement Benefits.”

[3]

“Other Benefits” includes, as applicable, the total value of any other contributions by us on behalf of the NEO for health and welfare benefit plans and outplacement services (estimated at $15,000), which the NEO was eligible to receive as of December 31, 2023.

[4]

These payments would be subject (in whole or in part) to an excise tax imposed by Section 280G of the Code. In accordance with the NEO’s change in control or employment agreement, we will reduce certain of these payments to the extent necessary so that no portion of the total payment is subject to the excise tax, but only if this results in a better net-of-tax result for the NEO. The calculations in this table do not reflect any such reduction or adjustment.

62	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

2023
PAY-VERSUS-PERFORMANCE

FISCAL YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO #1 1	COMPENSATION ACTUALLY PAID TO PEO #1 1,2	SUMMARY COMPENSATION TABLE TOTAL FOR PEO #2 1,2	COMPENSATION ACTUALLY PAID TO PEO #2 2	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS 3	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS 2,3	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (LOSS) ($ IN MM)		NON-GAAP OP 5 ($ IN MM)
							COMPANY TSR 4	PEER GROUP TSR 4
2023	$2,248,413	$1,562,882			$1,683,294	$1,508,530	$134.65	$105.81	$1,376.10	6	$344.39
2022	$5,660,334	$1,604,309	$4,291,389	$(9,050,186)	$2,715,165	$698,389			$(581.4)		$197.50
2021			$26,169,529	$16,042,728	$3,586,248	$1,842,238			$(78.80)		$332.70
2020			$5,312,150	$4,760,010	$1,648,091	$1,542,660			$(269.10)		$335.40

1
Mr. Marquez
(PEO #1) became President and Chief Executive Officer of the Company on March 11, 2022.
Mr. Schmid
(PEO #2), the Company’s prior President and Chief Executive Officer, stepped down from the role effective on the same date.

2	The Compensation “Actually Paid” reported in this column is derived from the Summary Compensation Table Total for the applicable fiscal year by making the following deductions and additions:
PEO #1

	2023	2022
Summary Compensation Table (“SCT”) Total	$2,248,413	$5,660,334
Less:
SCT—Stock Awards	—	(4,343,685)
Prior FYE fair value for awards that failed to meet vesting conditions during FY	(845,044)
Plus:
Fair value of awards granted during fiscal year (“FY”) outstanding and unvested at fiscal year-end (“FYE”)	—	847,257
Change in fair value of awards granted in prior years unvested at FYE	—	(544,491)
Change in fair value of awards granted in prior years that met vesting conditions during FY	159,513	(15,106)
Compensation Actually Paid	$1,562,882	$1,604,309
PEO #2

	2022	2021	2020
Summary Compensation Table Total	$4,291,389	$26,169,529	$5,312,150
Less:
SCT—Stock Awards	—	(22,104,207)	(1,629,598)
SCT—Option Awards	—	—	(1,543,755)
Prior FYE fair value for awards that failed to meet vesting conditions during FY	(13,246,648)	(2,256,669)	—
Plus:
Fair value of awards granted during FY outstanding and unvested at FYE	—	13,434,625	2,277,665
Change in fair value of awards granted in prior years unvested at FYE	—	208,654	281,159
Change in fair value of awards granted in prior years that met vesting conditions during FY	(94,927)	590,795	62,389
Compensation Actually Paid	$(9,050,186)	$16,042,728	$4,760,010

2024 PROXY STATEMENT |	63

EXECUTIVE COMPENSATION MATTERS

Average of
Non-PEO
NEOs

	2023	2022	2021	2020
Summary Compensation Table Total (Average)	$1,683,294	$2,715,165	$3,586,248	$1,648,091
Less:
SCT—Stock Awards		(1,621,070)	(2,178,772)	(301,225)
SCT—Option Awards		—	—	(71,341)
SCT—Change in Pension value and Non-Qualified Deferred Compensation Earnings	(19,947)	(894)	(26,736)	(31,535)
Prior FYE fair value for awards that failed to meet vesting conditions during FY	(222,148)	(201,203)	(251,068)	(147,782)
Plus:
Fair value of awards granted during FY outstanding and unvested at FYE		101,343	612,789	397,084
Change in fair value of awards granted in prior years unvested at FYE		(303,296)	23,320	26,218
Vesting fair value of awards granted in FY that vested during the FY		8,660	—	—
Change in fair value of awards granted in prior years that met vesting conditions during FY	57,903	(13,816)	53,208	3,350
Service cost for defined benefit and actuarial pension plans	9,429	13,500	23,250	19,800
Compensation Actually Paid	$1,508,530	$698,389	$1,842,238	$1,542,660

3	The following table sets for the individuals included in the non-PEO NEO Average for each fiscal year presented above:

2023	2022	2021	2020
James Barna	Jeffrey Rutherford	Jeffrey Rutherford	Jeffrey Rutherford
Jonathan Myers	Ulrich Näher	Ulrich Näher	Ulrich Näher
Elizabeth Radigan	David Caldwell	Olaf Heyden	Olaf Heyden
Ilhami Cantadurucu	Jonathan Leiken	Jonathan Leiken	Jonathan Leiken
Jeffrey Rutherford	Elizabeth Patrick		Alan Kerr
Olaf Heyden
Hermann Wimmer

4
Consistent with Regulation
S-K
Section 203(e)(3), the amounts set forth under the headings “
Company TSR” and
“
Peer Group TSR
” reflect the value, as of the end of 2023, of a hypothetical initial investment of $100 made on August 14, 2023 (the date that the Company’s common stock was registered under Section 12 of the Exchange Act) into, with respect to Company TSR, the Company, and with respect to Peer Group TSR, the S&P MidCap 400 index. Because the class of Company securities currently registered under Section 12 of the Exchange Act is not the same class of Company securities that was registered in the periods prior to emergence (including fiscal years 2022, 2021, and 2020), neither Company TSR nor Peer Group TSR are presented for such periods.

5
The Committee determined that
Non-GAAP
OP was the most important financial performance metric used to link Company performance to Compensation Actually Paid to our PEO and
Non-PEO
NEOs for 2023. More information about
Non-GAAP
OP can be found under the heading “
Definitions of Key Compensation Terms
” in the “
Compensation Discussion and Analysis
.” This performance measure may not have been the most important financial performance measure for years 2022, 2021 or 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

6
Includes $1,358.3 million of net income attributable to (i) the pre-Emergence
Company for the period from January 1, 2023 through August 11, 2023 and (ii) the post-Emergence Company for the period from August 12, 2023 through December 31, 2023.

64	| 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION MATTERS

DISCLOSURES CONCERNING
PAY-VERSUS-PERFORMANCE
This disclosure is being provided as required by the final rules issued by the Securities and Exchange Commission on August 25, 2022, and certain measures disclosed in the table above, including “Compensation Actually Paid,” are calculated in accordance with those rules. The People and Compensation Committee did not consider these measures (other than
Non-GAAP
OP) or calculations in setting compensation for the named executive officers or for linking executive compensation with Company performance for 2023 or any prior periods. For a description of the People and Compensation Committee’s processes, policies, and considerations when setting compensation and evaluating performance, please see the “
Compensation Discussion and Analysis”
beginning on page 34 of this Proxy Statement.
Relationship Between Diebold Total Shareholder Return (“TSR”) and “Compensation Actually Paid”
For the post-Emergence period beginning on August 14, 2023 (the first day our shares of common stock were listed for trading on the NYSE) through December 31, 2023, our TSR increased from $100.00 to $140.74. Because all of the Company’s existing equity-based awards were cancelled upon Emergence, Compensation Actually Paid does not have a significant relationship to the Company’s TSR for 2023. In future years, as equity-based grants are reintroduced into the Company’s executive compensation programs, we expect that the portions of Compensation Actually Paid which reflect or are derived from our stock price will have a value significantly correlated to Company TSR.
Relationship Between Net Income and “Compensation Actually Paid”
The Company does not directly employ net income as a financial performance measure upon which named executive officer compensation may be earned. However, net income movements are tracked through our use of
Non-GAAP
OP / Adjusted EBITDA metrics in our annual incentive plan and for the first year of performance of our 2023 performance cash awards, and a cumulative Adjusted EBITDA metric has been used in past years with our performance share units. Accordingly, “Compensation Actually Paid” reflects the value of: (a) bonuses earned in 2020 (a payout of 71% of the target annual bonus for named executive officers resulting solely from achievement against
Non-GAAP
OP) (b) bonuses earned in 2021 (a payout of approximately 61% of the target annual bonus for named executive officers in 2021, approximately half of which was attributed to
Non-GAAP
OP achievement); (c) no payments under the 2022 annual incentive plan or long-term performance incentives that could have vested in 2021 or 2022; and (d) bonuses earned for 2023 (a payout of approximately 75% of the target annual bonus for the CEO and approximately 83% of the target annual bonus for the other Named Executive Officers, approximately half of which was attributable to
Non-GAAP
OP achievement).
Relationship Between
Non-GAAP
OP and “Compensation Actually Paid”
Non-GAAP
OP (as defined under the heading “
Compensation Discussion and Analysis—Definition of Key Compensation Terms
” above) has served as a critical financial performance measure (50% weighting) upon which annual incentive plan bonuses have been able to be earned since 2020. As noted above, in 2023
Non-GAAP
OP was also employed as a metric for the first year of our 2023 performance cash awards. Accordingly, “Compensation Actually Paid” reflects: (a) bonuses earned in 2020 (a payout of 71% of the target annual bonus for named executive officers resulting solely from achievement against
Non-GAAP
OP) (b) bonuses earned in 2021 (a payout of approximately 61% of the target annual bonus for named executive officers in 2021, approximately half of which was attributed to
Non-GAAP
OP achievement); (c) no payments under the 2022 annual incentive plan or long-term performance incentives that could have vested in 2021 or 2022; and (d) bonuses earned in 2023 (a payout of approximately 75% of the target annual bonus for the CEO and approximately 83% of the target annual bonus for the other Named Executive Officers, approximately half of which was attributable to
Non-GAAP
OP achievement).
Comparison Between Diebold TSR and Peer Group TSR
For the post-Emergence period beginning on August 14, 2023 (the first day our shares of common stock were listed for trading on the NYSE) through December 31, 2023, the Company’s TSR has increased by approximately 41%, while the TSR of the S&P 400 Midcap Index has increased by approximately 4% over the same period. Relative performance measured against the S&P 400 Midcap Index has, from time to time, been included as a performance measure for certain of the Company’s long-term incentive vehicles, most recently performance-based grants covering a performance period from 2018-2020. Because the Company’s relative TSR performance for that grant cycle did not meet threshold performance against the S&P 400 Midcap Index, these grants were forfeited thus reducing the “Compensation Actually Paid” to named executive officers in 2020.

2024 PROXY STATEMENT |	65

EXECUTIVE COMPENSATION MATTERS

MOST IMPORTANT FINANCIAL MEASURES
The below tabular list identifies the financial measures deemed by the People and Compensation Committee to be the most important financial measures for linking the compensation of the Company’s named executive officers to the performance of the Company:

MOST IMPORTANT FINANCIAL MEASURES
Consolidated Non-GAAP Operating Profit
Revenue Units (ATM)
Revenue Units (SCO)
Revenue Units (ePOS)

66	| 2024 PROXY STATEMENT

Definitions for each of the foregoing financial measures have been provided under the heading “Definition of Key Compensation Terms” found in our “Compensation Discussion and Analysis” beginning on page 34 of this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of Arthur F. Anton (Chair), Marjorie L. Bowen, Mark Gross and David H. Naemura. Each member of the committee is independent as defined in the NYSE Listed Company Manual and SEC rules. The primary duties and responsibilities of the committee are (1) to monitor the adequacy of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance, (2) to monitor the independence and performance of our outside auditors and internal audit department, and (3) to provide an avenue of communication among the outside auditors, management, the internal audit department and the Board. The Board has adopted an Audit Committee Charter, which is available on our investor relations website at investors.dieboldnixdorf.com.

The Audit Committee has reviewed and discussed with our management and KPMG LLP, our independent registered public accounting firm, the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (PCAOB) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. The Audit Committee has also considered whether the provision of non-audit services to us by KPMG LLP is compatible with maintaining its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

The foregoing report was submitted by the Audit Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act.

The Audit Committee:

Arthur F. Anton (Chair)

Marjorie L. Bowen

Mark Gross

David H. Naemura

2024 PROXY STATEMENT |	67

STOCKHOLDERS SHARING THE SAME ADDRESS

Some banks, brokers and other intermediaries engage in the practice of “householding” our proxy statements, annual reports and Notice of Internet Availability of Proxy Materials. This means that, if stockholders within the same household request a physical copy of our proxy statement, annual report or Notice of Internet Availability of Proxy Materials, only one copy may be sent to that household unless the stockholders specifically request to receive multiple copies. We will promptly deliver a separate copy of our Annual Report on Form 10-K for the year ended December 31, 2023, this Proxy Statement or Notice of Internet Availability of Proxy Materials to you if you share an address subject to householding. Please contact our Corporate Secretary at 350 Orchard Avenue NE, P.O. Box 3077, North Canton, Ohio 44720 or (330) 490-4000 if you wish to receive a separate copy.

Please contact your bank, broker or other intermediary if you wish to receive individual copies of our proxy materials in the future. Please contact your bank, broker or other intermediary, or our Corporate Secretary as provided above if members of your household are currently receiving individual copies and you would like to receive a single household copy for future meetings. We encourage you to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our materials for the 2024 Annual Meeting of Stockholders.

EXPENSES OF SOLICITATION

The cost of soliciting the proxies will be paid by us. In addition to solicitation by mail, some of our directors, officers and employees, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. We may also enlist, at our own cost, the assistance of banks, bankers and brokerage houses in additional solicitations of proxies and proxy authorizations, particularly from those of their clients or customers whose shares are not registered in the clients’ or customers’ own names. Brokers, bankers, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the shares of common stock. It is estimated that the expense of such special solicitation will be nominal.

68	| 2024 PROXY STATEMENT

STOCKHOLDER PROPOSALS

We must receive by November 12, 2024 any proposal of a stockholder intended to be presented at our 2025 Annual Meeting of Stockholders and to be included in our proxy, notice of meeting and proxy statement related to the 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act. Such proposals should be submitted to our Corporate Secretary at our principal executive office by certified mail, return receipt requested.

Notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act regarding the nominations of directors which a stockholder intends to present at our 2025 Annual Meeting of Stockholders must be delivered to or mailed and received at our principal executive office on or between December 26, 2024 and January 25, 2025 (or, if the date of the 2025 Annual Meeting of Stockholders is advanced more than thirty (30) calendar days prior to or delayed by more than thirty (30) calendar days after April 25, 2025, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the ninetieth (90th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which public announcement of the date of such meeting is first made) or such nominations will be considered untimely under the advance notice provisions of our Bylaws.

Other non-Rule 14a-8 proposals must be received by us at our principal executive office on or between must be received by us at our principal executive office on or between December 26, 2024 and January 25, 2025 (or, if the 2025 Annual Meeting of Stockholders is held more than thirty (30) days prior to or after April 25, 2025, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the ninetieth (90th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which public announcement of the date of such meeting is first made), or such proposals will be considered untimely under the advance notice provisions of our Bylaws. Our proxy related to the 2024 Annual Meeting of Stockholders will give discretionary authority to the Proxy Committee to vote with respect to all non-Rule 14a-8 proposals properly brought before the 2025 Annual Meeting of Stockholders.

In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director candidate other than the Company’s nominees for consideration by the stockholders at the Company’s 2025 Annual Meeting of Stockholders must also comply with the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act (“Rule 14a-19”). Rule 14a-19 requires proponents to provide a notice to the Corporate Secretary of the Company, no later than February 24, 2025, setting forth all of the information and disclosures required by Rule 14a-19. If the 2025 Annual Meeting of Stockholders is set for a date that is not within thirty (30) calendar days of the anniversary of the date of the 2024 Annual Meeting of Stockholders, then notice must be provided by the later of sixty (60) calendar days prior to the date of the 2025 Annual Meeting of Stockholders or by the close of business on the tenth (10th) calendar day following the day on which a public announcement of the date of the 2025 Annual Meeting of Stockholders is first made.

2024 PROXY STATEMENT |	69

OTHER MATTERS

We are not aware of any matters to be presented at the 2024 Annual Meeting of Stockholders other than the matters set forth herein. Should any other matters be presented for a vote of the stockholders, the proxy in the enclosed form confers discretionary voting authority upon the Proxy Committee. In accordance with the provisions of the Ohio Revised Code, the Board has appointed inspectors of elections to act at the 2024 Annual Meeting of Stockholders.

Please note that you will not be able to attend the meeting in person this year. Details regarding how to attend the virtual meeting are more fully described at the end of this Proxy Statement. For additional information, you may contact our Corporate Secretary at 350 Orchard Avenue NE, P.O. Box 3077, North Canton, Ohio 44720 or (330) 490-4000.

By Order of the Board of Directors,

Elizabeth Radigan
Executive Vice President, Chief Legal Officer and Corporate Secretary

North Canton, Ohio

March 12, 2024

70	| 2024 PROXY STATEMENT

ATTENDING THE 2024 ANNUAL MEETING OF STOCKHOLDERS

The Company will be hosting the 2024 Annual Meeting of Stockholders live via the Internet. A summary of the information you need to attend the 2024 Annual Meeting of Stockholders online is provided below:

•	Any stockholder can attend the 2024 Annual Meeting of Stockholders live via the Internet by registering to attend at www.proxydocs.com/DBD.

•	Webcast starts at 8:00 a.m. EDT on April 25, 2024.

•	Stockholders may vote while attending the 2024 Annual Meeting of Stockholders on the Internet.

•

In order to attend the 2024 Annual Meeting of Stockholders, you must register at www.proxydocs.com/DBD. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to and to vote during the 2024 Annual Meeting of Stockholders. Stockholders may begin to log in to the virtual-only 2024 Annual Meeting of Stockholders around 15 minutes prior to its start.

•

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

•

We will have technicians ready to assist you with any technical difficulties you may have accessing the 2024 Annual Meeting of Stockholders. If you encounter any difficulties accessing the virtual platform, including any difficulties voting, you may call the technical support number that will be posted in your instructional email.

•	Webcast replay of the 2024 Annual Meeting of Stockholders will be available soon after the meeting and will be available for up to three months.

•	Stockholders may submit questions in advance of the 2024 Annual Meeting of Stockholders at www.proxydocs.com/DBD.

2024 PROXY STATEMENT |	71

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: www.proxypush.com/DBD
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-866-506-2579
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend and/or participate in the meeting at www.proxydocs.com/DBD

Diebold Nixdorf, Incorporated

Annual Meeting of Stockholders

For Stockholders of record as of February 27, 2024

DATE:	Thursday, April 25, 2024
TIME:	8:00 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the internet - please visit
www.proxydocs.com/DBD for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Octavio Marquez and Elizabeth Radigan (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Diebold Nixdorf, Incorporated which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Diebold Nixdorf, Incorporated

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

  FOR EACH OF PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	To elect eight directors;
		FOR	AGAINST	ABSTAIN
	1.01 Arthur F. Anton	☐	☐	☐	FOR

	1.02 Marjorie L. Bowen	☐	☐	☐	FOR

	1.03 Patrick J. Byrne	☐	☐	☐	FOR

	1.04 Matthew J. Espe	☐	☐	☐	FOR

	1.05 Mark Gross	☐	☐	☐	FOR

	1.06 Octavio Marquez	☐	☐	☐	FOR

	1.07 David H. Naemura	☐	☐	☐	FOR

	1.08 Emanuel R. Pearlman	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024; and	☐	☐	☐	FOR

3.	To approve, on an advisory basis, named executive officer compensation.	☐	☐	☐	FOR

You must register to attend and/or participate in the meeting at www.proxydocs.com/DBD

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees,

administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date